                                                            January 15, 1996
P  R  O  S  P  E  C  T  U  S





                                                            NML

                                                            Variable

                                                            Annuity

                                                            Account B





-    I N D I V I D U A L  R E T I R E M E N T  A N N U I T I E S

-    T A X  D E F E R R E D  A N N U I T I E S

-    N O N T A X - Q U A L I F I E D  A N N U I T I E S





                                               [NORTHWESTERN MUTUAL LIFE LOGO]

P R O S P E C T U S

NML VARIABLE ANNUITY ACCOUNT B

    This prospectus describes individual variable annuity contracts (the "Contracts") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life"). The Contracts are offered for use in situations which do not qualify for special treatment under the Internal Revenue Code of 1986, as amended (the "Code"). The Contracts are also offered as individual retirement annuities pursuant to the provisions of Section 408 of the Code, including those established by employer contributions under a simplified employee pension arrangement, and as tax-deferred annuities, pursuant to
Section 403(b) of the Code, for employees of public school systems and tax-exempt organizations described in Section 501(c)(3). The Contracts may also be used to fund deferred compensation plans for public employees established pursuant to Section 457 of the Code. In addition, the Contracts may be purchased by individuals who have received fixed dollar annuities as distributions of termination benefits from tax-qualified corporate or HR-10 plans or trusts and want to exchange their policies for the Contracts.

    The Contracts contemplate periodic purchase payments until a selected maturity date--usually retirement--after which the benefits under the Contracts become payable. Purchase payments which are to be accumulated on a variable basis or applied to provide variable benefits are credited by Northwestern Mutual Life to NML Variable Annuity Account B (the "Account") and allocated among one or more of the nine Divisions of the Account as directed by the individual Contract owners. The Contracts also permit accumulation of funds on a fixed basis, at rates of interest declared periodically by Northwestern Mutual Life. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions.

    The assets of the Account are maintained separately from the general assets of Northwestern Mutual Life. Assets of each Division of the Account are invested entirely in shares of a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The Fund is currently comprised of the Index 500 Stock, Select Bond, Money Market, Balanced, Growth and Income Stock, Growth Stock, Aggressive Growth Stock, High Yield Bond and International Equity Portfolios.

    The value of interests in each Division before annuity benefits become payable will vary continuously to reflect the investment performance of the Portfolio selected by the Contract owner. When annuity benefits become payable the Contracts provide lifetime annuity payments or other annuity payment plans on either a variable or fixed basis. If a variable payment plan is selected the annuity payments will continue to increase or decrease to reflect the investment experience of the Portfolios for the Divisions to which Contract values have been allocated. If a fixed payment plan is selected the amount of annuity payments will remain fixed, except as they may be increased by dividends.

    Two versions of the Contracts are offered: Front Load Contracts and Back Load Contracts. (See "Expense Table", p. 2, and "Deductions", p. 15.)

    This prospectus sets forth concisely the information about the Contracts that a prospective investor ought to know before investing. Additional information about the Contracts and the Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon written or oral request and without charge from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, Telephone Number (414) 271-1444. The table of contents for the Statement of Additional Information is found on page 18 of this prospectus.

    THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS FOR NORTHWESTERN MUTUAL SERIES FUND, INC. WHICH IS ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

    The Date of the Statement of Additional Information is January 15, 1996

                             INDEX OF SPECIAL TERMS

   The following special terms used in this prospectus are discussed at the pages indicated.

TERM                                          PAGE    TERM                                         PAGE
----                                          ----    ----                                         ----
ACCUMULATION UNIT . . . . . . . . . . . . . .  9      ANNUITANT   . . . . . . . . . . . . . . . .   11
ANNUITY (or ANNUITY PAYMENTS) . . . . . . . .  10     MATURITY DATE   . . . . . . . . . . . . . .   10
NET INVESTMENT FACTOR . . . . . . . . . . . .  9      OWNER   . . . . . . . . . . . . . . . . . .   11
PAYMENT PLANS . . . . . . . . . . . . . . . .  10     WITHDRAWAL AMOUNT   . . . . . . . . . . . . . 9

SYNOPSIS
THE CONTRACTS The Contracts are individual variable annuity contracts offered for use under certain tax qualified plan and in non-tax qualified situations. (See "Qualified and Non-Tax Qualified Plans", p. 13.) The Contracts provide for accumulation of funds on a variable or fixed or combination basis until a
selected maturity date -- usually retirement -- and     payment of annuity
benefits on either a variable or fixed basis. (See "Description of Payment Plans", p. 10.) Two versions of the Contracts are offered: Front Load Contracts and Back Load Contracts. See the Expense Table below, and "Deductions", p. 15.

THE FUND  The Account is comprised of nine Divisions which invest in the
corresponding Portfolios of Northwestern Mutual Series  Fund,   Inc.  For more
information regarding the Fund and its Portfolios, including information about their investment objectives and expenses, see "The Fund", p. 8 and the attached Fund Prospectus.

DEDUCTIONS AND CHARGES For the Front Load Contract there is a maximum sales load of 4% of purchase payments, reduced when cumulative purchase payments exceed $100,000. For the Back Load Contract there is no deduction from purchase payments for sales expenses, but a withdrawal charge of 0%-8% applies, depending on the length of time funds have been held under the Contract and the Contract size. The assets of the Account bear a charge for mortality and expense risks assumed by Northwestern Mutual Life under the Contract. This charge is at the annual rate of .40% for the Front Load Contract and 1.25% for the Back Load Contract. In addition, the annual Contract fee is $30.00. For more information about these and other expenses, see the Expense Table below and "Deductions", p.
15. Expenses of the Fund are described in the attached Prospectus for the Fund.

RIGHT TO EXAMINE DEFERRED CONTRACT During the 10 days following the delivery of a Contract the Owner may return it to Northwestern Mutual Life, by mail or in person, if for any reason the Owner has changed his mind. On return of the Contract, Northwestern Mutual Life will pay to the Owner the value of Accumulation Units credited to the Contract determined as of the valuation next following receipt of a written request at the Home Office of Northwestern Mutual Life.

PENALTY TAX ON PREMATURE PAYMENTS Premature payment of benefits under an annuity contract may cause a penalty tax to be incurred. (See "Taxation of Contract Benefits", p. 14.)

                                 EXPENSE TABLE


 FRONT LOAD CONTRACT
 TRANSACTION EXPENSES FOR CONTRACTOWNERS                  ANNUAL EXPENSES OF THE ACCOUNT
 ---------------------------------------                  ------------------------------
 Maximum Sales Load (as a percentage                       (AS A PERCENTAGE OF ASSETS)
 of purchase payments) . . . . . . . . . . .   4%         ----------------------------
                                                          Mortality Rate and Expense Guarantee
 Withdrawal Charge . . . . . . . . . . . . .  None         Charge . . . . . . . . . . . . . . . . .     .40%
                                                          ANNUAL CONTRACT FEE
                                                          -------------------
                                                          $30; waived if the Contract Value equals
                                                          or exceeds $50,000
 -----------------------------------------------------------------------------------------------------------
 BACK LOAD CONTRACT
 TRANSACTION EXPENSES FOR CONTRACTOWNERS                  ANNUAL EXPENSES OF THE ACCOUNT
 ---------------------------------------                  ------------------------------
 Sales Load (as a percentage of purchase                   (AS A PERCENTAGE OF ASSETS)
 payments) . . . . . . . . . . . . . . . . .  None        ----------------------------
 Withdrawal Charge for Sales Expenses                     Mortality Rate and Expense Guarantee
 (as a percentage of amounts paid) . . . . . 0%-8%          Charge . . . . . . . . . . . . . . . . . .  1.25%

                                                          ANNUAL CONTRACT FEE
                                                          -------------------
                                                          $30; waived if the Contract Value equals or exceeds
                                                          $50,000

ANNUAL EXPENSES OF THE PORTFOLIOS
(AS A PERCENTAGE OF THE ASSETS)

                                                                                              Total Annual
                               Management Fees       Custody Fees       Other Expenses          Expenses
                               ---------------       ------------       --------------        ------------
Index 500 Stock                     .20%                 .00%                .01%                 .21%
Select Bond                         .30%                 .00%                .00%                 .30%
Money Market                        .30%                 .00%                .00%                 .30%
Balanced                            .30%                 .00%                .00%                 .30%
Growth and Income Stock             .65%                 .00%                .04%                 .69%
Growth Stock                        .58%                 .00%                .03%                 .61%
Aggressive Growth Stock             .55%                 .00%                .01%                 .56%
High Yield Bond                     .60%                 .00%                .05%                 .65%
International Equity                .68%                 .11%                .06%                 .85%

EXAMPLE
FRONT LOAD CONTRACT - You would pay the following expenses on each $1,000 investment, assuming 5% annual return:

                                    1 Year              3 Years                 5 Years                10 Years
                                    ------              ------                  -------                --------
Index 500 Stock                      $46                  $63                    $ 81                    $134
Select Bond                          $47                  $66                    $ 86                    $144
Money Market                         $47                  $66                    $ 86                    $144
Balanced                             $47                  $66                    $ 86                    $144
Growth and Income Stock              $51                  $77                    $106                    $187
Growth Stock                         $50                  $75                    $102                    $178
Aggressive Growth Stock              $49                  $73                    $ 99                    $173
High Yield Bond                      $50                  $76                    $104                    $183
International Equity                 $52                  $82                    $114                    $204

NOTE: THE MINIMUM INITIAL PURCHASE PAYMENT FOR A FRONT-LOAD CONTRACT IS $10,000. THE NUMBERS ABOVE MUST BE MULTIPLIED BY 10 TO FIND THE EXPENSES FOR A FRONT-LOAD CONTRACT OF MINIMUM SIZE.

EXAMPLE
BACK LOAD CONTRACT - You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) surrender at the end of each time period:

                                    1 Year              3 Years                 5 Years                10 Years
                                    ------              -------                 -------                --------
Index 500 Stock                      $ 95                 $110                   $128                    $194
Select Bond                          $ 96                 $113                   $133                    $204
Money Market                         $ 96                 $113                   $133                    $204
Balanced                             $ 96                 $113                   $133                    $204
Growth and Income Stock              $100                 $125                   $153                    $245
Growth Stock                         $ 99                 $123                   $149                    $237
Aggressive Growth Stock              $ 98                 $121                   $146                    $232
High Yield Bond                      $ 99                 $124                   $151                    $241
International Equity                 $101                 $130                   $161                    $261

You would pay the following expenses on the same $1,000 investment, assuming no surrender or annuitization:

                                    1 Year              3 Years                 5 Years                10 Years
                                    ------              -------                 -------                --------
Index 500 Stock                      $15                  $50                    $ 88                    $194
Select Bond                          $16                  $53                    $ 93                    $204
Money Market                         $16                  $53                    $ 93                    $204
Balanced                             $16                  $53                    $ 93                    $204
Growth and Income Stock              $20                  $65                    $113                    $245
Growth Stock                         $19                  $63                    $109                    $237
Aggressive Growth Stock              $18                  $61                    $106                    $232
High Yield Bond                      $19                  $64                    $111                    $241
International Equity                 $21                  $70                    $121                    $261

    The purpose of the table above is to assist a Contract Owner in understanding the expenses paid by the Account and the Portfolios and borne by investors in the Contracts. The sales load for a Front Load Contract depends on the amount of cumulative purchase payments. For the Back Load Contract the withdrawal charge depends on the length of time funds have been held under the Contract and the amounts held. The Contracts provide for charges for transfers between the Divisions of the Account and for premium taxes, but no such charges are currently being made. See "Transfers Between Divisions and Payment Plans",
p. 11 and "Deductions", p. 15, for additional information about expenses for the Contracts. The expenses shown in the table for the Portfolios show the annual expenses for each of the Portfolios, as a percentage of the average net assets of the Portfolio, based on 1995 operations for the Portfolios and their predecessors. For additional information about expenses of the Portfolios, see the prospectus for the Fund attached hereto. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES OF THE CONTRACTS.

    The tables on the following pages present the accumulation unit values of the nine Divisions of the Account for the Contracts, including Contracts issued prior to the date of this prospectus. The Contracts issued prior to March 31, 1995 are different in certain material respects from Contracts offered currently, but the values shown below for Contracts issued after December 16, 1981 and prior to March 31, 1995 are calculated on the same basis as those for the Back Load Contracts described in this prospectus. The Front Load Contracts described in this prospectus have a lower mortality rate and expense guarantee charge than any of the Contracts issued prior to March 31, 1995.

                            ACCUMULATION UNIT VALUES
                     CONTRACTS ISSUED AFTER MARCH 31, 1995

                                      FOR THE
                                  NINE MONTHS ENDED
                                  DECEMBER 31, 1995
                                  -----------------

Index 500 Stock Division
Accumulation Unit Value:
    Front Load Version
     Beginning of Period                  $1.00
     End of Period                        $1.249
    Back Load Version
     Beginning of Period                  $1.637
     End of Period                        $2.032

Number of Accumulation Units
    Outstanding, End of Period
     Front Load                        4,355,530
     Back Load                         9,220,673


Select Bond Division
    Accumulation Unit Value:
    Front Load Version
     Beginning of Period                  $1.00
     End of Period                        $1.129
    Back Load Version
     Beginning of Period                  $5.471
     End of Period                        $6.137

Number of Accumulation Units
    Outstanding, End of Period
      Front Load                       1,883,453
      Back Load                        1,292,191


Money Market Division
    Accumulation Unit Value:
    Front Load Version
     Beginning of Period                  $1.00
     End of Period                        $1.040
    Back Load Version
     Beginning of Period                  $2.090
     End of Period                        $2.161

Number of Accumulation Units
    Outstanding, End of Period
      Front Load                       5,948,990
      Back Load                        5,318,088


Balanced Division
    Accumulation Unit Value:
    Front Load Version
     Beginning of Period                  $1.00
     End of Period                        $1.181
    Back Load Version
     Beginning of Period                  $3.673
     End of Period                        $4.311

Number of Accumulation Units
    Outstanding, End of Period
      Front Load                       6,896,744
      Back Load                        7,688,513


Growth and Income Stock Division
    Accumulation Unit Value:
    Front Load Version
     Beginning of Period                  $1.00
     End of Period                        $1.197
    Back Load Version
     Beginning of Period                  $1.083
     End of Period                        $1.287

Number of Accumulation Units
    Outstanding, End of Period
     Front Load                        3,530,232
     Back Load                         7,514,293

Growth Stock Division
    Accumulation Unit Value:
    Front Load Version
     Beginning of Period                  $1.00
     End of Period                        $1.209
    Back Load Version
     Beginning of Period                  $1.082
     End of Period                        $1.300

Number of Accumulation Units
    Outstanding, End of Period
     Front Load                        1,715,092
     Back Load                         3,952,191

Aggressive Growth Stock Division
    Accumulation Unit Value:
    Front Load Version
     Beginning of Period                  $1.00
     End of Period                        $1.305
    Back Load Version
     Beginning of Period                  $2.123
     End of Period                        $2.753

Number of Accumulation Units
    Outstanding, End of Period
     Front Load                        5,338,263
     Back Load                         8,294,210


High Yield Bond Division
    Accumulation Unit Value:
    Front Load Version
     Beginning of Period                  $1.00
     End of Period                        $1.112
    Back Load Version
     Beginning of Period                  $1.067
     End of Period                        $1.178

Number of Accumulation Units
    Outstanding, End of Period
     Front Load                        1,418,382
     Back Load                         2,700,647

International Equity Division
    Accumulation Unit Value:
    Front Load Version
     Beginning of Period                  $1.00
     End of Period                        $1.140
    Back Load Version
     Beginning of Period                  $1.218
     End of Period                        $1.380

Number of Accumulation Units
    Outstanding, End of Period
     Front Load                        2,784,309
     Back Load                         7,214,357



                           ACCUMULATION UNIT VALUES
      CONTRACTS ISSUED AFTER DECEMBER 16, 1981 AND PRIOR TO MARCH 31, 1995

                                                            FOR THE YEARS ENDED DECEMBER 31
                           ---------------------------------------------------------------------------------------------
                           1995         1994         1993           1992          1991           1990            1989
                           ----         ----         ----           ----          ----           ----            ----
Index 500 Stock
Division
   Accumulation
   Unit Value:
   Beginning of
   Period*                $1.499         $1.500         $1.384        $1.306        $1.021         $1.000           --
   End of Period          $2.032         $1.499         $1.500        $1.384        $1.306         $1.021           --

   Number of
   Accumulation
   Units
   Outstanding,
   End of Period     134,818,674    119,845,898    105,795,927    32,924,088    12,058,133        189,751           --

Select Bond
Division
   Accumulation
   Unit Value:
   Beginning of
   Period                 $5.217         $5.437         $4.990        $4.722        $4.091         $3.824         $3.401
   End of Period          $6.137         $5.217         $5.437        $4.990        $4.722         $4.091         $3.824

   Number of
   Accumulation
   Units
   Outstanding,
   End of Period      21,048,883     20,642,740     21,874,778    15,399,609    10,692,797      6,997,013      5,553,863

Money Market
Division
   Accumulation
   Unit Value:
   Beginning of
   Period                 $2.067         $2.012         $1.980        $1.940        $1.859         $1.743         $1.619
   End of Period          $2.161         $2.067         $2.012        $1.980        $1.940         $1.859         $1.743

   Number of
   Accumulation
   Units
   Outstanding,
   End of Period      34,040,829     31,466,730     24,431,865    27,773,056    24,758,592     27,363,279     20,510,416

Balanced Division
   Accumulation
   Unit Value:
   Beginning of
   Period                 $3.453         $3.497         $3.232        $3.107        $2.538         $2.544         $2.228
   End of Period          $4.311         $3.453         $3.497        $3.232        $3.107         $2.538         $2.544

   Number of
   Accumulation
   Units
   Outstanding,
   End of Period     347,995,936    363,391,482    377,043,512   355,125,051   322,313,588    322,488,873    316,204,759

Growth and Income
Stock Division
   Accumulation
   Unit Value:
   Beginning of
   Period**               $0.994         $1.000           --           --            --             --             --
   End of Period          $1.287         $0.994           --           --            --             --             --

   Number of
   Accumulation
   Units
   Outstanding,
   End of Period      52,866,200     31,542,581           --           --            --             --             --

Growth Stock
Division
   Accumulation
   Unit Value:
   Beginning of
   Period**               $1.006         $1.000           --           --            --             --             --
   End of Period          $1.300         $1.006           --           --            --             --             --

   Number of
   Accumulation
   Units
   Outstanding,
   End of Period      24,827,801     12,213,322           --           --            --             --             --

Aggressive Growth
Stock Division
   Accumulation
   Unit Value:
   Beginning of
   Period*                $2.001         $1.922          $1.634       $1.562        $1.014         $1.000          --
   End of Period          $2.753         $2.001          $1.922       $1.634        $1.562         $1.014          --

   Number of
   Accumulation
   Units
   Outstanding,
   End of Period     147,960,662    123,249,312      77,246,018   53,918,035    19,966,511        205,590          --

High Yield Bond
Division
   Accumulation
   Unit Value:
   Beginning of
   Period**               $1.022         $1.000           --           --            --             --             --
   End of Period          $1.178         $1.022           --           --            --             --             --

   Number of
   Accumulation
   Units
   Outstanding,
   End of Period      13,474,146      7,229,418           --           --            --             --             --

International
Equity Division
   Accumulation
   Unit Value:
   Beginning of
   Period***              $1.220         $1.236          $1.000         --            --             --             --
   End of Period          $1.380         $1.220          $1.236         --            --             --             --

   Number of
   Accumulation
   Units
   Outstanding,
   End of Period     179,261,185    186,097,279      74,174,799         --            --             --             --

                                      FOR THE YEARS ENDED DECEMBER 31
                                -----------------------------------------
                                    1988           1987           1986
                                    ----           ----           ----
Index 500 Stock  Division
   Accumulation Unit Value:
   Beginning of Period*              --             --             --
   End of Period                     --             --             --

   Number of Accumulation
   Units Outstanding,
   End of Period                     --             --             --

Select Bond Division
   Accumulation Unit Value:
   Beginning of Period             $3.175         $3.245         $2.805
   End of Period                   $3.401         $3.175         $3.245

   Number of Accumulation
   Units Outstanding,
   End of Period                4,236,105      3,349,440      3,462,289

Money Market Division
   Accumulation Unit Value:
   Beginning of Period             $1.530         $1.457         $1.386
   End of Period                   $1.619         $1.530         $1.457

   Number of Accumulation
   Units Outstanding,
   End of Period               20,642,227     15,666,117      8,694,717

Balanced Division
   Accumulation Unit Value:
   Beginning of Period             $2.070         $1.988         $1.731
   End of Period                   $2.228         $2.070         $1.988

   Number of Accumulation
   Units Outstanding,
   End of Period              307,488,444    290,102,949    186,218,711

Growth and Income Stock Division
   Accumulation Unit Value:
   Beginning of Period**             --             --             --
   End of Period                     --             --             --

   Number of Accumulation
   Units Outstanding,
   End of Period                     --             --             --

Growth Stock Division
   Accumulation Unit Value:
   Beginning of Period**             --             --             --
   End of Period                     --             --             --

   Number of Accumulation
   Units Outstanding,
   End of Period                     --             --             --

Aggressive Growth Stock Division
   Accumulation Unit Value:
   Beginning of Period*              --             --             --
   End of Period                     --             --             --

   Number of Accumulation
   Units Outstanding,
   End of Period                     --             --             --

High Yield Bond Division
   Accumulation Unit Value:
   Beginning of Period**             --             --             --
   End of Period                     --             --             --

   Number of Accumulation
   Units Outstanding,
   End of Period                     --             --             --

International Equity Division
   Accumulation Unit Value:
   Beginning of Period***            --             --             --
   End of Period                     --             --             --

   Number of Accumulation
   Units Outstanding,
   End of Period                     --             --             --

 * The initial investments in the Index 500 Stock Division and Aggressive Growth Stock Division were made on December 12, 1990.
 ** The initial investments in the Growth and Income Stock Division, Growth Stock Division and High Yield Bond Division were made on May
     3, 1994.
 *** The initial investment in the International Equity Division was made on April 30, 1993.

                           ACCUMULATION UNIT VALUES
                 CONTRACTS ISSUED PRIOR TO DECEMBER 17, 1981




                                                              FOR THE YEARS ENDED DECEMBER 31
                                -----------------------------------------------------------------------------------------
                                          1995               1994           1993          1992         1991          1990
                                          ----               ----           ----          ----         ----          ----
Index 500 Stock Division
   Accumulation Unit Value:
   Beginning of Period*                     $1.530           $1.523         $1.398        $1.313       $1.021        $1.000
   End of Period                            $2.084           $1.530         $1.523        $1.398       $1.313        $1.021

   Number of Accumulation Units
   Outstanding, End of Period           13,256,279       14,230,394     15,442,799       317,023      326,395             4

Select Bond Division
   Accumulation Unit Value:
   Beginning of Period                      $5.569           $5.774         $5.273        $4.965       $4.280        $3.981
   End of Period                            $6.583           $5.569         $5.774        $5.273       $4.965        $4.280

   Number of Accumulation Units
   Outstanding, End of Period            1,364,416        1,492,775      1,701,121     1,808,558    1,979,936     2,041,191

Money Market Division
   Accumulation Unit Value:
   Beginning of Period                      $2.206           $2.136         $2.092        $2.040       $1.945        $1.814
   End of Period                            $2.317           $2.206         $2.136        $2.092       $2.040        $1.945

   Number of Accumulation Units
   Outstanding, End of Period            1,358,156        1,458,463      1,331,457     1,787,440    2,059,962     2,574,527

Balanced Division
   Accumulation Unit Value:
   Beginning of Period                      $3.685           $3.713         $3.414        $3.266       $2.655        $2.647
   End of Period                            $4.623           $3.685         $3.713        $3.414       $3.266        $2.655

   Number of Accumulation Units
   Outstanding, End of Period            7,327,654        8,155,713      9,324,132    10,125,067   10,652,114    11,655,303

Growth and Income Stock Division
   Accumulation Unit Value:
   Beginning of Period**                    $0.997             --             --            --           --            --
   End of Period                            $1.298             --             --            --           --            --

   Number of Accumulation Units
   Outstanding, End of Period               32,681             --             --            --           --            --


Growth Stock Division
   Accumulation Unit Value:
   Beginning of Period**                    $1.009             --             --            --           --            --
   End of Period                            $1.311             --             --            --           --            --

   Number of Accumulation Units
   Outstanding, End of Period               19,315             --             --            --           --            --

Aggressive Growth Stock Division
   Accumulation Unit Value:
   Beginning of Period*                     $2.042           $1.952         $1.651        $1.570       $1.014        $1.000
   End of Period                            $2.824           $2.042         $1.952        $1.651       $1.570        $1.014

   Number of Accumulation Units
   Outstanding, End of Period            1,617,883        1,474,133        969,604       833,606      534,196        22,431

High Yield Bond Division
   Accumulation Unit Value:
   Beginning of Period**                    $1.025             --             --            --           --            --
   End of Period                            $1.188             --             --            --           --            --

   Number of Accumulation Units
   Outstanding, End of Period               58,755             --             --            --           --            --

International Equity Division
   Accumulation Unit Value:
   Beginning of Period***                   $1.230           $1.240         $1.000          --           --            --
   End of Period                            $1.398           $1.230         $1.240          --           --            --

   Number of Accumulation Units
   Outstanding, End of Period            2,141,462        2,642,855      1,802,948          --           --            --


                                                 FOR THE YEARS ENDED DECEMBER 31
                                          ---------------------------------------------
                                          1989         1988          1987          1986
                                          ----         ----          ----          ----
Index 500 Stock Division
   Accumulation Unit Value:
   Beginning of Period*                     --           --            --            --
   End of Period                            --           --            --            --

   Number of Accumulation Units
   Outstanding, End of Period               --           --            --            --

Select Bond Division
   Accumulation Unit Value:
   Beginning of Period                    $3.522       $3.272        $3.328        $2.863
   End of Period                          $3.981       $3.522        $3.272        $3.328

   Number of Accumulation Units
   Outstanding, End of Period          2,293,077    2,426,254     2,524,235     2,886,855

Money Market Division
   Accumulation Unit Value:
   Beginning of Period                    $1.677       $1.576        $1.494        $1.414
   End of Period                          $1.814       $1.677        $1.576        $1.494

   Number of Accumulation Units
   Outstanding, End of Period          2,285,388    2,680,348     3,054,691     1,867,702

Balanced Division
   Accumulation Unit Value:
   Beginning of Period                    $2.307       $2.133        $2.038        $1.765
   End of Period                          $2.647       $2.307        $2.133        $2.038

   Number of Accumulation Units
   Outstanding, End of Period         12,655,382   14,097,822    15,526,997     7,534,399

Growth and Income Stock Division
   Accumulation Unit Value:
   Beginning of Period**                    --           --            --            --
   End of Period                            --           --            --            --

   Number of Accumulation Units
   Outstanding, End of Period               --           --            --            --

Growth Stock Division
   Accumulation Unit Value:
   Beginning of Period**                    --           --            --            --
   End of Period                            --           --            --            --

   Number of Accumulation Units
   Outstanding, End of Period               --           --            --            --

Aggressive Growth Stock Division
   Accumulation Unit Value:
   Beginning of Period*                     --           --            --            --
   End of Period                            --           --            --            --

   Number of Accumulation Units
   Outstanding, End of Period               --           --            --            --

High Yield Bond Division
   Accumulation Unit Value:
   Beginning of Period**                    --           --            --            --
   End of Period                            --           --            --            --

   Number of Accumulation Units
   Outstanding, End of Period               --           --            --            --

International Equity Division
   Accumulation Unit Value:
   Beginning of Period***                   --           --            --            --
   End of Period                            --           --            --            --

   Number of Accumulation Units
   Outstanding, End of Period               --           --            --            --

 * The initial investments in the Index 500 Stock Division and Aggressive Growth Stock Division and were made on December 3, 1990.
 ** The initial investments in the Growth and Income Stock Division, Growth Stock Division and High Yield Bond Division were made on May 3, 1994.
 *** The initial investment in the International Equity Division was made on April 30, 1993.


THE COMPANY
    The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is the nation's sixth largest life insurance company, based on total assets in excess of $53 billion on September 30, 1995, and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual Life sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Home Office of Northwestern Mutual Life is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NML VARIABLE ANNUITY ACCOUNT B

    The Account was established on February 14, 1968 by the Board of Trustees of Northwestern Mutual Life in accordance with the provisions of the Wisconsin insurance law to facilitate the issuance of the Contracts and is registered as a unit investment trust under the Investment Company Act of 1940.

    The Account has nine Divisions. Considerations paid to Northwestern Mutual Life to provide variable benefits under the Contracts are allocated to one or more of the Divisions as directed by the Owner of the Contract. Assets allocated to the Index 500 Stock, Select Bond, Money Market, Balanced, Growth and Income Stock, Growth Stock, Aggressive Growth Stock, High Yield Bond and International Equity Divisions are simultaneously invested in shares of the corresponding Portfolios of Northwestern Mutual Series Fund, Inc.

    Under Wisconsin law, the income, gains or losses, realized or unrealized, of the Account are credited to or charged against the Account in accordance with the Contracts, without regard to other income, gains or losses of Northwestern Mutual Life. The assets of the Account are owned by Northwestern Mutual Life and it is not a trustee with respect thereto. However, such assets are not chargeable with any liabilities arising out of any other separate account or other business of Northwestern Mutual Life. All obligations arising under the Contracts are general obligations of Northwestern Mutual Life.

THE FUND

    Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Fund is composed of nine separate portfolios which operate as separate mutual funds. The portfolios are the Index 500 Stock Portfolio, the Select Bond Portfolio, the Money Market Portfolio, the Balanced Portfolio, the Growth and Income Stock Portfolio, the Growth Stock Portfolio, the Aggressive Growth Stock Portfolio, the High Yield Bond Portfolio and the International Equity Portfolio. Shares of each Portfolio of the Fund are purchased by the corresponding Division of the Account at net asset value, that is, without any sales charge.

    Northwestern Mutual Investment Services, Inc. ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual Life, is the investment adviser to the Fund. Northwestern Mutual Life provides certain personnel and facilities utilized by NMIS in performing its investment advisory functions, and Northwestern Mutual Life is a party to the investment advisory agreement. Northwestern Mutual Life and NMIS also perform certain administrative functions and act as co-depositors of the Account. J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. have been retained under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively.

    FOR MORE INFORMATION REGARDING THE FUND AND ITS PORTFOLIOS, INCLUDING INFORMATION ABOUT THEIR INVESTMENT OBJECTIVES AND EXPENSES, SEE THE PROSPECTUS FOR THE FUND ATTACHED HERETO. AN INVESTOR SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CONTRACTS.

THE CONTRACTS

PURCHASE PAYMENTS UNDER THE CONTRACTS

AMOUNT AND FREQUENCY Purchase payments may be paid monthly, quarterly, semiannually, annually or on any other frequency acceptable to Northwestern Mutual Life.

    For Back Load Contracts the minimum amount for each purchase payment is $25 for Contracts issued as tax-deferred annuities or for use with either simplified employee pensions or deferred compensation plans for public employees. For other Back Load Contracts, including individual retirement annuities and nontax-qualified plans, the minimum initial purchase payment is $100, or $3,500 for Back Load Contracts purchased in exchange for fixed dollar annuities received as distribution benefits from qualified plans or trusts. (See "Qualified and Nontax-Qualified Plans", p. 13). For Front Load Contracts the minimum initial purchase payment is $10,000. The minimum amount for each subsequent purchase payment is $25 for all Contracts. Minimum amounts for payments by preauthorized check depend on payment frequency. Northwestern Mutual Life will accept larger purchase payments than due, or payments at other times, but total purchase payments under any Contract may not exceed $5,000,000 without the consent of Northwestern Mutual Life.

    Purchase payments may not exceed the applicable limits of the Code. (See "Federal Income Taxes", p. 13.)

APPLICATION OF PURCHASE PAYMENTS Net purchase payments, after deduction of any sales load, are credited by Northwestern Mutual Life to the Account and allocated to one or more Divisions in accordance with the direction of the Owner. Assets allocated to each Division will thereupon be invested in shares of the Portfolio which corresponds to that Division.

    Purchase payments are applied to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent the interest of an Owner in the Account. The number of Accumulation Units provided by each net purchase payment is determined by dividing the amount of the purchase payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the valuation of the assets of the Division next following receipt of the purchase payment at the Home Office of Northwestern Mutual Life. Receipt of purchase payments at a lockbox facility designated by Northwestern Mutual Life will be considered the same as receipt at the Home Office. Assets are valued as of the close of trading on the New York Stock Exchange for each day the Exchange is open, and at any other time required by the Investment Company Act of 1940.

    The number of an Owner's Accumulation Units will be increased by additional purchase payments or transfers into the Account and decreased by withdrawals or transfers out of the Account. The investment experience of the Account does not change the number (as distinguished from the value) of Accumulation Units.

    The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio of the Fund), and is determined by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. (See "Net Investment Factor", below.) Since the Owner bears the investment risk, there is no guarantee as to the aggregate value of Accumulation Units; such value may be less than, equal to or more than the cumulative net purchase payments.

    All or part of a purchase payment may be directed to the Guaranteed Interest Fund and invested on a fixed basis. See "The Guaranteed Interest Fund", page 13.

NET INVESTMENT FACTOR

    For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio.

    Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share on the valuation date immediately preceding the current valuation date, (c) less an adjustment to provide for the deduction for mortality rate and expense risks assumed by Northwestern Mutual Life. (See "Deductions", p. 15.)

    Investment income and realized capital gains will be received in the form of dividend and capital gain distributions upon Portfolio shares held by each Division; such distributions will be reinvested in additional shares of the same Portfolio. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

BENEFITS PROVIDED UNDER THE CONTRACTS

    The benefits provided under the Contracts consist of a withdrawal amount, a death benefit and a maturity benefit. Subject to the restrictions noted below, all of these benefits may be paid in a lump sum or under the payment plans described below.

WITHDRAWAL AMOUNT  On or prior to the maturity date the Owner is entitled to
withdraw the Accumulation Units credited to his Contract and    receive the
value thereof less the applicable withdrawal charge. (See "Withdrawal Charge", p. 15.) The value, which may be either greater or less than the amount paid by the Owner, is determined as of the valuation date coincident with or next following receipt by Northwestern Mutual Life of a written request for withdrawal on a form provided by Northwestern Mutual Life. The forms are available from the Home Office and agents of Northwestern Mutual Life. A portion of the Accumulation Units may be withdrawn on the same basis, except Northwestern Mutual Life will not grant a partial withdrawal which would result in less than 100 Accumulation Units remaining; a request for such a partial withdrawal will be treated as a request to surrender the entire Contract. Amounts distributed to an Annuitant upon withdrawal of all or a portion of Accumulation Units may be subject to federal income tax. (See "Federal Income Taxes", p. 13.) A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, tax deferred annuities, nontransferable annuity Contracts and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, after age 59-1/2 or as substantially equal periodic payments for life.

    If annuity payments are being made under Payment Plan 1 the payee may surrender the Contract and receive the value of the Annuity Units credited to his Contract, less the applicable withdrawal charge. (See "Withdrawal Charge", p. 15.) Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", below.)

DEATH BENEFIT Upon the death of the Annuitant prior to the maturity date, Northwestern Mutual Life will pay to the direct beneficiary a death benefit equal to the Contract value, as of the valuation date coincident with or next following the date on which proof of death is received at the Home Office of Northwestern Mutual Life or, if later, the date on which a method of payment is elected. If death occurs prior to the Annuitant's 65th birthday the death benefit, where permitted by state law, will be not less than the amount of purchase payments received by Northwestern Mutual Life under the Contract, less withdrawals. The death benefit may be paid either in a lump sum or under a payment plan.

MATURITY BENEFIT Purchase payments under the Contract are payable until the maturity date specified in the Contract. Any date up to age 90 may be selected as the maturity date, subject to applicable requirements of the Code. On the maturity date, if no other permissible payment plan has been elected, the maturity date will be changed to the Contract anniversary nearest the Annuitant's 90th birthday. On that date, if no other permissible payment plan has been elected, the value of the Contract will be paid in monthly payments for life under a variable payment plan with payments certain for ten years.

VARIABLE PAYMENT PLANS

    Part or all of the benefits under a Contract may be paid under a variable payment plan. Under a variable plan the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and the amount of such payments can be expected to change from month to month.

    For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes", p. 13.

DESCRIPTION OF PAYMENT PLANS  The following payment plans are available:

         1. Payments for a Certain Period. An annuity payable monthly for a specified period of five to 30 years.

         2. Life Annuity with or without Certain Period. An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.

         3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

    Northwestern Mutual Life may limit the election of a payment plan to one that results in payments of at least $20.

    From time to time Northwestern Mutual Life may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. Northwestern Mutual Life may also make available other payment plans, with provisions and rates as published by Northwestern Mutual Life for those plans. AMOUNT OF ANNUITY PAYMENTS The amount of the first annuity payment will be determined on the basis of the particular payment plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. (A Contract with annuity payment rates that are not based on sex is also available. See "Special Contract for Employers", p. 11.) Variable annuity payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to the Contract. Annuity Units represent the interest of the Contract in each Division of the Account after annuity payments begin.

ASSUMED INVESTMENT RATE The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

    The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

    Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

    A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

ADDITIONAL INFORMATION

TRANSFERS BETWEEN DIVISIONS AND PAYMENT PLANS The Contracts provide considerable flexibility for Owners to change the allocation of purchase payments among the Divisions and to transfer values from one Division to another both before and after annuity payments begin. In order to take full advantage of these features Owners should carefully consider, on a continuing basis, which Division or apportionment is best suited to their long-term investment needs.

    A Contract Owner may at any time change the allocation of purchase payments among the Divisions by written notice to Northwestern Mutual Life. Purchase payments received at the Home Office of Northwestern Mutual Life on and after the date on which the notice is received will be applied to provide Accumulation Units in one or more Divisions on the basis of the new allocation.

    Before the effective date of a payment plan the owner may, upon written request, transfer Accumulation Units from one Division to another. After the effective date of a payment plan the payee may transfer Annuity Units from one Division to another. The number of Accumulation or Annuity Units to be credited will be adjusted to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. For Accumulation Units the minimum amount which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. For each transfer beginning with the thirteenth in any Contract year a transfer fee of $25 may be deducted from the amount transferred. No charge is currently being made for transfers.

    Owners who contemplate the transfer of funds from one Division to another should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time.

    Amounts which have been invested on a fixed basis may be transferred to any Division of the Account, and the value of Accumulation Units in any Division of the Account may be transferred to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. See "The Guaranteed Interest Fund", page 13.

    After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1) a payee may transfer to either form of life annuity at no charge. The value of the remaining payments will be applied to the new plan selected, with the amount of the first annuity payment under the new plan being determined on the basis of the particular plan selected, the annuity payment rate and the Annuitant's adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited.

    Other transfers between payment plans are permitted subject to such limitations as Northwestern Mutual Life may reasonably determine. Generally, however, transfer is not permitted from a payment plan involving a life contingency to a payment plan which does not involve the same life contingency. Transfers from the Money Market Division may be made at any time while a payment plan is in force. The Contracts provide that transfers between the other Divisions and transfers between payment plans may be made after the payment plan has been in force for at least 90 days and thereafter whenever at least 90 days have elapsed since the date of the last transfer. At present Northwestern Mutual Life permits transfers at any time but Northwestern Mutual reserves the right to change this practice in the future. The transfer will be made as of the close of business on the valuation date coincident with or next following the date on which the request for transfer is received at the Home Office of Northwestern Mutual Life, or at a later date if requested.

OWNERS OF THE CONTRACTS The Owner of the Contract has the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the Annuitant, but may be an employer or other entity. The Annuitant is the person upon whose life the Contract is issued and Contract benefits depend. Following the death of the Annuitant any remaining Contract benefits are payable to a beneficiary or contingent beneficiary named in the Contract.

SPECIAL CONTRACT FOR EMPLOYERS The annuity payment rates for payment plans which involve a life contingency (i.e., Plans 2 and 3) are based, in part, on the sex of the Annuitant. For certain situations where the Contracts are to be used in connection with an employer sponsored benefit plan or arrangement, federal law, and the laws of certain states, may require that purchase payments and annuity payment rates be determined without regard to sex. A special Contract is available for this purpose. Prospective purchasers of the Contracts are urged to review any questions in this area with qualified counsel.

DISABILITY PROVISION A Contract may include, as an optional benefit, a provision under which Northwestern Mutual Life will continue to pay purchase payments during the total disability of the Annuitant. Each Contract containing this provision specifies the additional cost of such benefit.

DEFERMENT OF BENEFIT PAYMENTS Northwestern Mutual Life reserves the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable payment plan, until after the end of any period during which the right to redeem Fund shares is suspended, or payment of the redemption value is postponed, pursuant to the provisions of the Investment Company Act of 1940 because: (a) the New York Stock Exchange is closed, except for holidays or weekends; (b) the Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted; (c) the Securities and Exchange Commission permits suspension or postponement and so orders; (d) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets of the Fund or disposal of securities held by it is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the Act.

DIVIDENDS The Contracts share in the divisible surplus of Northwestern Mutual Life, except while payments are being made under a variable payment plan. The divisible surplus of Northwestern Mutual Life is determined annually for the following year. State law requires that the surplus be distributed equitably among participating contracts. Distributions of divisible surplus are commonly referred to as "dividends".

    Northwestern Mutual Life is paying dividends on approximately 10% of its inforce individual variable annuities in 1996. Dividends are not guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract value which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract's interest in the Account.

    Dividends on variable annuities arise principally as a result of more favorable expense experience than that assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts. In general, Contracts with an average variable Contract value of less than $30,000 will not receive dividends, and only about half of those with a value above $30,000 will receive them.

    Any dividend for a Contract is paid on the anniversary date of that Contract. The dividend is applied as a net purchase payment unless the Owner elects to have the dividend paid in cash. In the case of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Internal Revenue Code, dividends cannot be paid in cash but must be applied as net purchase payments under the Contract.

VOTING RIGHTS As long as the Account continues to be registered as a unit investment trust under the Investment Company Act of 1940, and Account assets are invested in shares of the Portfolios of the Fund, Northwestern Mutual Life will vote such shares held in the Account in accordance with instructions received from the Owners of Accumulation Units or payees receiving payments under variable payment plans. Each such Owner or payee will receive periodic reports relating to the Fund, proxy material and a form with which to give such instructions with respect to the proportion of shares of each Portfolio of the Fund held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of each Portfolio of the Fund held in the Account representing the actuarial liability under the variable annuity payment plan, as the case may be. The number of shares will increase from year to year as additional purchase payments are paid by the Contract Owner; after a variable annuity payment plan is in effect the number of shares will decrease from year to year as the remaining actuarial liability declines. Shares as to which no instructions have been received will be voted in the same proportion as the shares as to which instructions have been received.

SUBSTITUTION AND CHANGE Pursuant to a vote of the Owners of Contracts having an interest in any of the Divisions or as otherwise may be permitted by applicable insurance and securities laws, and with any required approval of the Securities and Exchange Commission or other regulatory authority, (a) the assets of the Division may be invested in securities other than Fund shares as a substitute for such shares already purchased or as the securities to be purchased in the future, (b) if deemed by the Board of Trustees of Northwestern Mutual Life to be in the best interests of Contract owners, the Account or a Division may be operated as a management company under the Investment Company Act of 1940 or in any other form permitted by law, (c) the Account may be deregistered under the Investment Company Act of 1940 in the event such registration is no longer required, or (d) the provisions of such Contracts may be modified to assure qualification for the benefits provided by the provisions of the Internal Revenue Code relating to retirement annuity or variable annuity contracts, or to comply with any other applicable federal or state laws. In the event of any such substitution or change, Northwestern Mutual Life may make appropriate endorsement on Contracts having an interest in the Account and take such other action as may be necessary to effect the substitution or change.

FIXED ANNUITY PAYMENT PLANS Contract benefits may also be paid under fixed annuity payment plans which are not described in this Prospectus. If a fixed annuity is selected the Accumulation Units credited to a Deferred Contract will be cancelled, the withdrawal value of the Contract will be transferred to the general account of Northwestern Mutual Life, and the payee will no longer have any interest in the Account. A withdrawal charge may be applicable in determining the withdrawal value. (See "Withdrawal Amount", p. 9, and "Withdrawal Charge", p. 15.)

FINANCIAL STATEMENTS Financial statements of the Account and financial statements of Northwestern Mutual Life appear in the Statement of Additional Information.

THE GUARANTEED INTEREST FUND

        Contract Owners may direct all or part of their purchase payments to the Guaranteed Interest Fund for investment on a fixed basis. Amounts previously invested in the Account Divisions may be transferred to the Guaranteed Interest Fund, prior to the maturity date, and amounts in the Guaranteed Interest Fund may be transferred to the Account Divisions subject, in each case, to the restrictions described in the Contract.
        Amounts invested in the Guaranteed Interest Fund become part of the general assets of Northwestern Mutual Life. In reliance on certain exemptive and exclusionary provisions, interests in the Guaranteed Interest Fund have not been registered under the Securities Act of 1933 and the Guaranteed Interest Fund has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Fund nor any interests therein are generally subject to these Acts. Northwestern Mutual Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Fund. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

        Amounts invested in the Guaranteed Interest Fund earn interest at rates declared by Northwestern Mutual Life from time to time. The interest rate will be guaranteed for each amount for at least one year and will be at an annual effective rate of not less than 3%. At the expiration of the period for which the interest rate is guaranteed a new interest rate may apply. Interest is credited and compounded daily. The effective date for a transaction involving the Guaranteed Interest Fund is determined in the same manner as the effective date for a transaction involving a Division of the Account.

        Investments in the Guaranteed Interest Fund are subject to a maximum of $1,000,000 without prior consent of Northwestern Mutual Life. To the extent that a purchase payment or transfer from a Division of the Account causes the Contract's interest in the Guaranteed Interest Fund to exceed $1,000,000, the amount of the excess will be placed in the Money Market Division and will remain there until the Contract Owner instructs otherwise.

        Transfers from the Guaranteed Interest Fund to the Account Divisions are subject to strict limits described in the Contract. After a transfer from the Guaranteed Interest Fund no further transfers either to or from the Guaranteed Interest Fund will be allowed for a period of 365 days. The maximum amount that maybe transferred from the Guaranteed Interest Fund in one transfer is the greater of (1) 20% of the amount that was invested in the Guaranteed Interest Fund as of the last Contract anniversary preceding the transfer and (2) the amount of the most recent transfer from the Guaranteed Interest Fund. But in no event will this maximum transfer amount be less than $1,000 or more than $50,000.

        The deduction for mortality rate and expense risks, as described below, is not assessed against amounts in the Guaranteed Interest Fund, and amounts in the Guaranteed Interest Fund do not bear any expenses of Northwestern Mutual Series Fund, Inc. Other charges under the Contracts apply for amounts in the Guaranteed Interest Fund as they are described in this prospectus for amounts invested on a variable basis. See "Deductions", page 15. For purposes of allocating and deducting the annual Contract fee, any investment in the Guaranteed Interest Fund is considered as though it were an investment of the same amount in one of the Account Divisions.

FEDERAL INCOME TAXES

QUALIFIED AND NONTAX-QUALIFIED PLANS

        The Contracts are offered for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

    1. Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including simplified employee pensions established under
       Section 408(j) and (k).

    2. Tax-deferred annuities pursuant to the provisions of Section 403(b) of the Code for employees of public school systems and tax-exempt organizations described in Section 501(c)(3).

    3. Deferred compensation plans for public employees established pursuant to Section 457 of the Code.

    4. Nontransferable annuity contracts issued in exchange for fixed dollar annuities previously issued by Northwestern Mutual Life or other insurance companies as distributions of termination benefits from tax-qualified pension or profit-sharing plans or trusts or annuity purchase plans.

        The Contracts are also offered for use in non tax-qualified situations (i.e., contributions are taxable).

TAXATION OF CONTRACT BENEFITS

    For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

    Since purchase payments for Contracts purchased under tax-qualified plans will ordinarily be paid with funds which have been excluded from the Owner's gross income, benefits received as annuity payments or upon death or withdrawal will be taxable as ordinary income when received.

    Where nondeductible contributions are made to individual retirement annuities and other tax-qualified plans, the Owner may exclude from income that portion of each benefit payment which represents a return of the Owner's "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment which represents a return of the employee's "investment in the contract." A 15% penalty may be imposed on aggregate payments from individual retirement annuities, tax-deferred annuities and nontransferable annuity Contracts in excess of certain annual limits and a 50% penalty may be imposed on payments made from individual retirement annuities, tax-deferred annuities, nontransferable annuity Contracts and Section 457 deferred compensation plans to the extent the payments are less than certain required minimum amounts. With certain limited exceptions, benefits from individual retirement annuities, tax-deferred annuities and nontransferable annuity Contracts are subject to the tax-free roll-over provisions of the Code.

    Purchase payments for nontax-qualified Contracts will ordinarily be paid with funds which have been included in the Owner's gross income. Therefore, benefits received as annuity payments from these Contracts will be taxable as ordinary income to the extent they exceed that portion of each payment which represents a return of the "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. Benefits received in a lump sum from these Contracts will be taxable as ordinary income to the extent they exceed the "investment in the contract." A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract values are considered to be withdrawn first and are taxable as ordinary income. With respect to Contracts issued after October 21, 1988, investment gains will be determined by aggregating all nontax-qualified deferred Contracts issued by Northwestern Mutual Life to the Owner during the same calendar year.

    A special rule applies to certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans. With respect to purchase payments paid after February 28, 1986, these Contracts will not be taxed as annuity contracts and increases in the value of the Contracts will be taxable in the year earned.

    A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, tax deferred annuities, nontransferable annuity Contracts and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, after age 59-1/2 or as substantially equal periodic payments for life.

    For a tax-deferred annuity (funded pursuant to a salary reduction agreement) no amounts accruing after 1988 may be withdrawn before the Owner attains age 59-1/2, separates from service, dies or becomes disabled. A limited exception is provided for hardship. Benefit payments from tax-deferred annuities and nontransferable annuity contracts will be subject to mandatory 20% withholding unless (1) the payments from the tax-deferred annuities are rolled over directly to another tax-deferred annuity or an individual retirement arrangement, or the payments from the nontransferable annuity contracts are rolled over directly to another nontransferable annuity contract, a tax-qualified plan or an individual retirement arrangement, (2) they are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee's beneficiary) or over a period of 10 years or more, or (3) they are "required minimum distributions" payable after age 70-1/2.

    A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract value.

TAXATION OF NORTHWESTERN MUTUAL LIFE

    Northwestern Mutual Life may charge the appropriate contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. No charge is currently being made. (See "Net Investment Factor", p. 9 and "Deductions", below.)

OTHER CONSIDERATIONS

    It should be understood that the tax rules for annuities and qualified plans are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals or state or other law. It is not intended as tax advice. Prospective purchasers of the Contracts are advised to consult qualified tax counsel.

DEDUCTIONS

    The following deductions will be made:

         1. Sales Load. For the Front Load Contract a sales load is deducted from all purchase payments received. The deduction is based on cumulative purchase payments received and the rates in the table below:

         Cumulative Purchase Payments
         Paid Under the Contract                                                                    Rate
         First $100,000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.0%
         Next $400,000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.0%
         Next $500,000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.0%
         Balance over $1,000,000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.5%

         2. Deductions for Mortality Rate and Expense Risks. The net investment factor (see "Net Investment Factor", p. 9) used in determining the value of Accumulation and Annuity Units reflects a deduction on each valuation date for mortality rate and expense risks assumed by Northwestern Mutual Life. For the Front Load Contract, the deduction from Accumulation Units is at a current annual rate of 0.4% of the assets of the Account, while the deduction from Annuity Units is zero. For the Back Load Contract the deduction is at a current annual rate of 1.25% of the assets of the Account. The deduction may be increased or decreased by the Board of Trustees of Northwestern Mutual Life, but in no event may the deduction exceed an annual rate of .75% for the Front Load Contract and 1.50% for the Back Load Contract. This deduction is the only expense item paid by the Account to date. The Fund pays expenses which are described in the attached prospectus for the Fund.

         The risks assumed by Northwestern Mutual Life are (a) the risk that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected, and (b) the risk that the charges made by Northwestern Mutual Life may be insufficient to cover the actual costs incurred in connection with the Contracts. Northwestern Mutual Life assumes these risks for the duration of the Contract.

         The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of a Portfolio of the Fund as described under "Substitution and Change", p. 12, and any applicable taxes, i.e., any tax liability paid or reserved for by Northwestern Mutual Life resulting from the maintenance or operation of a Division of the Account, other than applicable premium taxes which may be deducted directly from considerations. It is not presently anticipated that any deduction will be made for federal income taxes (see "Federal Income Taxes", p. 13), nor is it anticipated that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, Northwestern Mutual Life reserves the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts.

         3. Contract Fee. On each Contract anniversary prior to the maturity date a deduction of $30 is made for administrative expenses relating to a Deferred Contract during the prior year. The charge is made by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, any investment in the Guaranteed Interest Fund is considered as though it were an investment of the same amount in one of the Account Divisions. This charge may not be increased, and is intended only to reimburse Northwestern Mutual Life for its actual administrative expenses. The charge is currently being waived if the Contract value on the Contract anniversary is $50,000 or more.

         4. Withdrawal Charge. For the Back Load Contract if Accumulation Units are withdrawn for cash a withdrawal charge for sales expenses will be deducted. The withdrawal charge will be based on the Amount Categories and the Rates in the table below. The amount in each Category is based on cumulative purchase payments made and on the number of Contract anniversaries that have occurred since each purchase payment was made.


      AMOUNT                                             AMOUNT
      CATEGORY                        RATE               CATEGORY                        RATE
      --------                        ----               --------                        ----
      Eight   . . . . . . . . . . . . . 8%               Three  . . . . . . . . . . . . .  3%
      Seven   . . . . . . . . . . . . . 7                Two  . . . . . . . . . . . . . .  2
      Six   . . . . . . . . . . . . . . 6                One  . . . . . . . . . . . . . .  1
      Five  . . . . . . . . . . . . . . 5                Zero   . . . . . . . . . . . . .  0
      Four  . . . . . . . . . . . . . . 4

    The first $100,000 of total purchase payments paid over the life of the Contract start out in Category Eight, the next $400,000 start out in Category Four, the next $500,000 start out in Category Two, and all additional purchase payments paid start out in Category One. As of each Contract anniversary, any amount in a Category moves to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the Rate for that Category. The amounts used to calculate the withdrawal charge will be limited to the value of the Contract benefits that are subject to the withdrawal charge. The amounts used will be taken from those Categories that produce the lowest withdrawal charge. However, any amounts used to determine the charge for a partial withdrawal will not be used to determine subsequent withdrawal charges. There is no withdrawal charge on the value of Accumulation Units withdrawn in excess of the total purchase payments paid under the Contract; but in the case of a partial withdrawal, the purchase payments paid under the Contract are deemed to be withdrawn first, except for amounts eligible for the withdrawal charge free amount described in the next paragraph.

         The withdrawal charge free amount is available on a Contract if the Contract value is at least $10,000 on the Contract anniversary preceding a withdrawal.  For each Contract year, the withdrawal charge free
    amount is   equal to the lesser of 10% of the Contract value on the
    last Contract anniversary, and the amount by which the Contract value exceeds cumulative purchase payments as of the date of the withdrawal. Eligible amounts withdrawn meeting these requirements will be taken first from the portion of the Contract value that exceeds cumulative purchase payments. The withdrawal charge for any amounts not included in the withdrawal charge free amount will be based first on the purchase payments that have been paid.

         No withdrawal charge will be made upon the selection of a variable payment plan. However, the withdrawal charge will be made if a withdrawal, or partial withdrawal, is made within five years after the beginning of a variable payment plan which is not contingent on the payee's life (Plan 1). For fixed payment plans the Contract provides for deduction of the withdrawal charge when the payment plan is selected. By current administrative practice Northwestern Mutual Life will waive the withdrawal charge upon selection of a fixed payment plan for a certain period of 12 years or more (Plan 1) or any fixed payment plan which involves a life contingency (Plans 2 or 3) if the payment plan is selected after the Contract has been in force for at least one full year.

         The amount of withdrawal charges collected by Northwestern Mutual Life from the Back Load Contracts as a group will depend on the volume and timing of withdrawal transactions. Northwestern Mutual Life is unable to determine in advance whether this amount will be greater or less than the sales expenses incurred in connection with those Contracts, but based on the information presently available Northwestern Mutual Life believes it is more likely than not that the sales expenses Northwestern Mutual Life incurs will be greater than the withdrawal charges Northwestern Mutual Life receives. Northwestern Mutual Life bears this risk for the duration of the Contracts. Any excess of sales expenses over withdrawal charges will be paid from the general assets of Northwestern Mutual Life. These assets may include proceeds from the charge for annuity rate and expense risks described above.

         5. Premium Taxes. The Contracts provide for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Premium taxes are levied by various jurisdictions, and presently range from 0% to 3.5% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, Northwestern Mutual Life does not deduct premium taxes from purchase payments received under the Contracts or from Contract benefits. However, Northwestern Mutual Life reserves the right to deduct premium taxes in the future.

CONTRACTS ISSUED PRIOR TO MARCH 31, 1995 For Contracts issued prior to March 31, 1995 and after December 16, 1981 there is no front-end sales load but there is a surrender charge of 8% on the first $25,000 of considerations, 4% on the next $75,000 and 2% on considerations in excess of $100,000, based on total cumulative considerations paid under the Contract. The surrender charge applicable for each consideration reduces by 1% on each Contract anniversary.
A surrender charge free corridor is available on the same basis described above for the current Contracts. The charge for mortality and expense risks for those Contracts is 1.25% of the assets of the Account. The annual Contract fee is the lesser of $30 or 1% of the Contract value.

CONTRACTS ISSUED PRIOR TO DECEMBER 17, 1981 For Contracts issued prior to December 17, 1981 there is no surrender charge, but considerations are subject to a deduction of 8% for sales expenses. The deduction is reduced to 4% on considerations in excess of $5,000 received during a single Contract year as defined in the Contract, 2% on the next $75,000 and 1% on the excess over $100,000. The charge for mortality rate and expense risks for those Contracts is .75% of the assets of the Account, which may be raised to a maximum annual rate of 1%. There is no annual Contract fee.

CERTAIN NONTAX-QUALIFIED CONTRACTS For nontax-qualified Contracts issued after December 16, 1981 and prior to May 1, 1983 considerations paid under the Contract are subject to a deduction of 3% on the first $25,000 of considerations, 2% on the next $75,000 and 1% on amounts in excess of $100,000, based on total cumulative considerations paid under the Contract. The charge for annuity rate and expense risks for these Contracts is .75% of the assets of the Account, which may be raised to a maximum annual rate of 1%.

REDUCED CHARGES FOR EXCHANGE TRANSACTIONS As a matter of current practice, owners of fixed dollar annuities previously issued by Northwestern Mutual Life are permitted to exchange those contracts for Front Load or Back Load Contracts without paying a second charge for sales expenses. This rule is subject to a number of exceptions and qualifications and may be changed or withdrawn at any time.

    In general, a $25 administrative charge is made on these exchange transactions and only one such transaction may be effected in any 12-month period. Transactions on this basis are subject to a limit of 20% of the amount held under the fixed annuity contract in any 12-month period, but this limit is presently being waived.

    Amounts exchanged from a fixed contract which provides for a surrender charge are not charged for sales expenses when the exchange is effected and are placed in the same withdrawal charge category under the new Back Load Contract as they were before.

    Exchange proceeds from fixed contracts which have no surrender charge provisions are placed in the 0% withdrawal charge category. As an alternative, exchange proceeds from such a fixed contract may be added to a Front Load Contract or to a Deferred Contract issued prior to December 17, 1981 without any deduction for sales expenses.

    Fixed annuity contracts (which are not described in this prospectus) are available in exchange for the Contracts on a comparable basis.

DISTRIBUTION OF THE CONTRACTS

    The Contracts will be sold through individuals who, in addition to being licensed insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, Inc., a wholly-owned subsidiary of Northwestern Mutual Life and a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. Where state law requires, such agents will also be licensed securities salesmen. Commissions paid to the agents on sales of the Contracts will not exceed 4% of purchase payments.

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                            PAGE
                                            ----
INDEX OF SPECIAL TERMS  . . . . . . . . . .  2
SYNOPSIS  . . . . . . . . . . . . . . . . .  2
   The Contracts  . . . . . . . . . . . . .  2
   The Fund . . . . . . . . . . . . . . . .  2
   Deductions and Charges . . . . . . . . .  2
   Right to Examine Deferred Contract . . .  2
   Penalty Tax on Premature Payments  . . .  2
EXPENSE TABLE . . . . . . . . . . . . . . .  2
ACCUMULATION UNIT VALUES  . . . . . . . . .  5
THE COMPANY . . . . . . . . . . . . . . . .  7
NML VARIABLE ANNUITY
   ACCOUNT B  . . . . . . . . . . . . . . .  8
THE FUND  . . . . . . . . . . . . . . . . .  8
THE CONTRACTS . . . . . . . . . . . . . . .  8
    Purchase Payments Under the Contracts .  8
      Amount and Frequency  . . . . . . . .  8
      Application of Purchase Payments  . .  8
    Net Investment Factor . . . . . . . . .  9
    Benefits Provided Under the Contracts .  9
        Withdrawal Amount . . . . . . . . .  9
        Death Benefit . . . . . . . . . . .  10
        Maturity Benefit  . . . . . . . . .  10
      Variable Payment Plans  . . . . . . .  10
        Description of Payment Plans  . . .  10
        Amount of Annuity Payments  . . . .  10
      Assumed Investment Rate . . . . . . .  10
      Additional Information  . . . . . . .  11
        Transfers Between Divisions and
          Payment Plans . . . . . . . . . .  11
        Owners of the Contracts . . . . . .  11
        Special Contract for Employers  . .  11
        Disability Provision  . . . . . . .  12
        Deferment of Benefit Payments . . .  12
        Dividends . . . . . . . . . . . . .  12
        Voting Rights . . . . . . . . . . .  12
        Substitution and Change . . . . . .  12
        Fixed Annuity Payment Plans . . . .  12
        Financial Statements  . . . . . . .  13
THE GUARANTEED INTEREST FUND  . . . . . . .  13
FEDERAL INCOME TAXES  . . . . . . . . . . .  13
    Qualified and Nontax-Qualified Plans  .  13
    Taxation of Contract Benefits . . . . .  14
    Taxation of Northwestern Mutual Life  .  15
    Other Considerations  . . . . . . . . .  15
DEDUCTIONS  . . . . . . . . . . . . . . . .  15
   Contracts Issued Prior to
      March 31, 1995  . . . . . . . . . . .  16
    Contracts Issued Prior to
      December 17, 1981 . . . . . . . . . .  17
    Certain Nontax-Qualified Contracts  . .  17
    Reduced Charges for Exchange
      Transactions  . . . . . . . . . . . .  17
DISTRIBUTION OF THE CONTRACTS . . . . . . .  17

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

                                              PAGE
                                              ----
DISTRIBUTION OF THE
  CONTRACTS . . . . . . . . . . . . . . . .  B-2
DETERMINATION OF ANNUITY
  PAYMENTS  . . . . . . . . . . . . . . . .  B-2
    Amount of Annuity Payments  . . . . . .  B-2
    Annuity Unit Value  . . . . . . . . . .  B-3
    Illustrations of Variable Annuity
      Payments  . . . . . . . . . . . . . .  B-3
VALUATION OF ASSETS OF THE
  ACCOUNT . . . . . . . . . . . . . . . . .  B-4
TRANSFERABILITY RESTRICTIONS  . . . . . . .  B-4
EXPERTS . . . . . . . . . . . . . . . . . .  B-4
FINANCIAL STATEMENTS OF THE
  ACCOUNT (for the six months ended June
  30, 1995 -- unaudited)  . . . . . . . . .  B-5
FINANCIAL STATEMENTS OF THE
  ACCOUNT (for the year ended December
  31, 1994) . . . . . . . . . . . . . . . .  B-11
REPORT OF INDEPENDENT
  ACCOUNTANTS (for year ended
    December 31, 1994)  . . . . . . . . . .  B-16
FINANCIAL STATEMENTS OF
  NORTHWESTERN MUTUAL LIFE (for
  the three years ended
  December 31, 1994)  . . . . . . . . . . .  B-17
REPORT OF INDEPENDENT
  ACCOUNTANTS (for the three years
  ended December 31, 1994)  . . . . . . . .  B-29

    This Prospectus sets forth concisely the information about NML Variable Annuity Account B that a prospective investor ought to know before investing. Additional information about Account B has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone (414) 271-1444.





   TO:    The Northwestern Mutual Life Insurance Company
          Equity Services Division/Agency Department
          720 East Wisconsin Avenue
          Milwaukee, WI  53202

          Please send a Statement of Additional Information for NML Variable Annuity Account B to:

Name _______________________________________________________________________

Address ____________________________________________________________________

____________________________________________________________________________

City ___________________________________State ___________ Zip ______________

N O R T H W E S T E R N   M U T U A L   L I F E




          VARIABLE ANNUITY CONTRACTS
          For Individual Retirement Annuities, Tax-Deferred Annuities, and Nontax-Qualified Annuities



          NML VARIABLE ANNUITY ACCOUNT B



          NORTHWESTERN MUTUAL SERIES FUND, INC.




          P    R    O    S    P    E    C    T    U    S

                      STATEMENT OF ADDITIONAL INFORMATION


                           VARIABLE ANNUITY CONTRACTS
          (for Individual Retirement Annuities, Tax-Deferred Annuities
                            and Non-Qualified Plans)

                         NML VARIABLE ANNUITY ACCOUNT B
                                (the "Account"),
                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                          ("Northwestern Mutual Life")




         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contracts. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.



              The Date of the Prospectus to which this Statement of Additional Information Relates is January 15, 1996.

              The Date of this Statement of Additional Information is January 15, 1996.

                         DISTRIBUTION OF THE CONTRACTS

         The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, Inc. ("NMIS").

         NMIS may be considered the underwriter of the Contracts for purposes of the federal securities laws. The following amounts of commissions were paid on sales of the Contracts during each of the last three years:

                                 Year                     Amount
                                 1995                     $8,794,356
                                 1994                     $6,815,893
                                 1993                     $7,638,503

                       DETERMINATION OF ANNUITY PAYMENTS

         The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts:
"Variable Payment Plans", p. 10, including "Description of Payment Plans", p. 10, "Amount of Annuity Payments", p. 10, and "Assumed Investment Rate", p. 10; "Dividends", p. 12; "Net Investment Factor", p. 9; and "Deductions", p. 15.

         AMOUNT OF ANNUITY PAYMENTS   The amount of the first annuity payment
under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

         Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual Life.

         The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

         The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on
(a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the

Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

         ANNUITY UNIT VALUE   The value of an Annuity Unit for each Division
was established at $1.00 as of the date operations began for that Division.
The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual Life.

         The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

         ILLUSTRATIONS OF VARIABLE ANNUITY PAYMENTS   To illustrate the manner
in which variable annuity payments are determined consider this example.  Item
(4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus).

         (1)     Assumed number of Accumulation Units in
                 Balanced Division on maturity date. . . . . . . . .25,000

         (2)     Assumed Value of an Accumulation Unit in
                 Balanced Division at maturity . . . . . . . . . . .$2.000000

         (3)     Cash Value of Contract at maturity, (1) X (2) . . .$50,000

         (4)     Assumed applicable monthly payment rate per
                 $1,000 from annuity rate table. . . . . . . . . . .$5.44

         (5)     Amount of first payment from Balanced Division,
                 (3) X (4) divided by $1,000 . . . . . . . . . . . .$272.00

         (6)     Assumed Value of Annuity Unit in
                 Balanced Division at maturity . . . . . . . . . . .$1.500000

         (7)     Number of Annuity Units credited in
                 Balanced Division, (5) divided by (6) . . . . . . .181.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $272.00, and payments thereafter of the varying dollar value of
181.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 181.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be
181.33 multiplied by $1.501000, or $272.18.

         However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 181.33 X $1.499000, or $271.81.

         For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

         The value of Portfolio shares of the Fund held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of the Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual Life.

                          TRANSFERABILITY RESTRICTIONS

         Ownership of a Contract purchased as a tax-deferred annuity pursuant to Section 403(b) of the Internal Revenue Code of 1954, as amended (the "Code") cannot be changed and the Contract cannot be sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual Life. Similar restrictions are applicable to Contracts purchased in exchange transactions by persons who have received fixed dollar policies as distributions of termination benefits from tax-qualified corporate or HR-10 plans or trusts. Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

                                    EXPERTS
         The financial statements of the Account as of December 31, 1994 and for each of the two years in the period ended December 31, 1994 and of Northwestern Mutual Life as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994 included in this Statement of Additional Information have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Price Waterhouse LLP provides audit services for the Account. The address of Price Waterhouse LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

                         NML VARIABLE ANNUITY ACCOUNT B
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1995
                                 (IN THOUSANDS)

ASSETS
  Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Index 500 Stock
          173,845 shares (cost $205,188).....................................  $   261,636
       Growth Stock
          22,026 shares (cost $22,860).......................................       24,998
       Growth and Income Stock
          49,881 shares (cost $51,450).......................................       57,063
       Aggressive Growth Stock
          145,804 shares (cost $253,708).....................................      335,057
       International Equity
          193,027 shares (cost $231,301).....................................      247,268
       Select Bond
          116,565 shares (cost $133,975).....................................      134,398
       High Yield Bond
          13,083 shares (cost $13,355).......................................       13,645
       Money Market
          77,730 shares (cost $77,730).......................................       77,730
       Balanced
          1,001,020 shares (cost $1,312,752).................................    1,455,483   $ 2,607,278
                                                                                ----------
  Due from Sale of Fund Shares............................................................         4,514
  Due from Northwestern Mutual Life Insurance Company.....................................           214
                                                                                              ----------
          Total Assets....................................................................   $ 2,612,006
                                                                                              ==========
LIABILITIES
  Due to Participants.....................................................................   $     1,401
  Due to Northwestern Mutual Life Insurance Company.......................................         4,514
  Due on Purchase of Fund Shares..........................................................           214
                                                                                              ----------
          Total Liabilities...............................................................   $     6,129
                                                                                              ----------
EQUITY (Note 7)
  Contracts Issued Prior to December 17, 1981.............................................   $    80,061
  Contracts Issued On or After December 17, 1981 and Before March 31, 1995................     2,492,331
  Contracts Issued On or After March 31, 1995:
     Front Load Version...................................................................         8,642
     Back Load Version....................................................................        24,843
                                                                                              ----------
          Total Equity....................................................................     2,605,877
                                                                                              ----------
          Total Liabilities and Equity....................................................   $ 2,612,006
                                                                                              ==========

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared From Unaudited Figures)

                         NML VARIABLE ANNUITY ACCOUNT B
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

                                                                         INDEX 500                   GROWTH STOCK
                                           COMBINED                   STOCK DIVISION                  DIVISION #
                                  ---------------------------   ---------------------------   ---------------------------
                                                                                                             EIGHT MONTHS
                                  PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED      ENDED
                                    JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                  ------------   ------------   ------------   ------------   ------------   ------------
                                      1995           1994           1995           1994           1995           1994
                                  ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
  Dividend Income................  $   59,210     $  219,223      $  2,545       $  9,672       $    188       $    165
  Annuity Rate and Expense
    Guarantees...................      14,638         26,109         1,362          2,324            114             52
                                   ----------     ----------      --------       --------        -------        -------
  Net Investment Income (Loss)...      44,572        193,114         1,183          7,348             74            113
                                   ----------     ----------      --------       --------        -------        -------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on Investments...       1,864         17,722           221            534              1             --
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Year..............     256,626       (226,913)       39,099         (7,574)         2,278           (138)
                                   ----------     ----------      --------       --------        -------        -------
  Net Gain (Loss) on
    Investments..................     258,490       (209,191)       39,320         (7,040)         2,279           (138)
                                   ----------     ----------      --------       --------        -------        -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.....................     303,062        (16,077)       40,503            308          2,353            (25)
                                   ----------     ----------      --------       --------        -------        -------
EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments.....................     167,849        389,478        18,095         37,543          5,641          4,757
  Annuity Payments...............      (3,624)        (4,241)         (236)          (476)            (8)            (1)
  Surrenders and Other (net).....     (95,600)      (121,978)       (7,229)        (8,669)          (191)           (85)
  Transfers from Other
    Divisions....................     115,860        254,710        12,742         16,836          5,621          7,898
  Transfers to Other Divisions...    (115,860)      (254,710)       (7,576)       (26,080)          (804)          (187)
                                   ----------     ----------      --------       --------        -------        -------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions...................      68,612        263,259        15,796         19,154         10,259         12,382
                                   ----------     ----------      --------       --------        -------        -------
Net Increase (Decrease)
  in Equity......................     371,674        247,182        56,299         19,462         12,612         12,357
Equity
  Beginning of Year..............   2,234,203      1,987,021       205,214        185,752         12,357              0
                                   ----------     ----------      --------       --------        -------        -------
  End of Year....................  $2,605,877     $2,234,203      $261,513       $205,214       $ 24,969       $ 12,357
                                   ==========     ==========      ========       ========        =======        =======

# The initial investments in the Growth Stock and Growth and Income Stock
  Divisions were made on May 3, 1994.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                         NML VARIABLE ANNUITY ACCOUNT B
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

       GROWTH & INCOME                  AGGRESSIVE GROWTH               INTERNATIONAL EQUITY
      STOCK DIVISION #                   STOCK DIVISION                       DIVISION                    SELECT BOND DIVISION
-----------------------------     -----------------------------     -----------------------------     -----------------------------
                 EIGHT MONTHS
PERIOD ENDED        ENDED         PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
  JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
    1995             1994             1995             1994             1995             1994             1995             1994
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  $    418         $    513         $  1,785         $  1,607         $  1,696         $  6,775         $  3,550         $ 16,145
       269              132            1,763            2,503            1,449            2,224              754            1,513
   -------          -------          -------         --------         --------         --------         --------         --------
       149              381               22             (896)             247            4,551            2,796           14,632
   -------          -------          -------         --------         --------         --------         --------         --------
        10               --              662              297            1,981               96              216            1,449
     6,434             (820)          40,969           10,133           15,366           (9,711)          10,243          (21,331)
   -------          -------          -------         --------         --------         --------         --------         --------
     6,444             (820)          41,631           10,430           17,347           (9,615)          10,459          (19,882)
   -------          -------          -------         --------         --------         --------         --------         --------
     6,593             (439)          41,653            9,534           17,594           (5,064)          13,255           (5,250)
   -------          -------          -------         --------         --------         --------         --------         --------
    10,703           12,083           30,652           61,047           20,970           76,394            8,563           25,069
       (16)              (5)             (90)            (114)             (83)            (120)            (152)            (382)
      (561)            (579)          (7,917)          (6,864)          (8,103)          (5,559)          (5,644)          (9,838)
    10,798           21,072           29,037           51,753           12,568           86,072            5,652            7,671
    (2,009)            (534)          (9,587)         (15,127)         (27,655)         (14,282)          (5,508)         (30,044)
   -------          -------          -------         --------         --------         --------         --------         --------
    18,902           32,037           42,095           90,695           (2,303)         142,505            2,911           (7,524)
   -------          -------          -------         --------         --------         --------         --------         --------
    25,495           31,598           83,748          100,229           15,291          137,441           16,166          (12,774)
    31,598                0          251,206          150,977          231,900           94,459          118,116          130,890
   -------          -------          -------         --------         --------         --------         --------         --------
  $ 57,093         $ 31,598         $334,954         $251,206         $247,191         $231,900         $134,282         $118,116
   =======          =======          =======         ========         ========         ========         ========         ========

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                         NML VARIABLE ANNUITY ACCOUNT B
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

                                              HIGH YIELD BOND
                                                 DIVISION#           MONEY MARKET DIVISION        BALANCED DIVISION
                                          -----------------------   -----------------------   -------------------------
                                           PERIOD    EIGHT MONTHS    PERIOD                     PERIOD
                                           ENDED        ENDED        ENDED      YEAR ENDED      ENDED       YEAR ENDED
                                          JUNE 30,   DECEMBER 31,   JUNE 30,   DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                          --------   ------------   --------   ------------   ----------   ------------
                                            1995         1994         1995         1994          1995          1994
                                          --------   ------------   --------   ------------   ----------   ------------
INVESTMENT INCOME
  Dividend Income........................ $    494      $  408      $  2,075        2,486     $   46,459    $  181,452
  Annuity Rate and Expense Guarantees....       63          35           440          750          8,424        16,576
                                           -------      ------      --------     --------     ----------    ----------
  Net Investment Income..................      431         373         1,635        1,736         38,035       164,876
                                           -------      ------      --------     --------     ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain (Loss) on Investments....        2          14            --           --         (1,229)       15,332
  Unrealized Appreciation (Depreciation)
    of Investments During the Year.......      624        (333)           --           --        141,613      (197,139)
                                           -------      ------      --------     --------     ----------    ----------
  Net Gain (Loss) on Investments.........      626        (319)            0            0        140,384      (181,807)
                                           -------      ------      --------     --------     ----------    ----------
  Increase (Decrease) in Equity Derived
    from Investment Activity.............    1,057          54         1,635        1,736        178,419       (16,931)
                                           -------      ------      --------     --------     ----------    ----------
EQUITY TRANSACTIONS
  Contract Owners' Net Payments..........    3,158       3,137        15,914       35,360         54,152       134,088
  Annuity Payments.......................       (6)         (2)          (29)         (54)        (3,004)       (3,087)
  Surrenders and Other (net).............     (162)       (245)       (9,884)     (11,859)       (55,909)      (78,280)
  Transfers from Other Divisions.........    3,447       5,400        23,199       37,145         12,796        20,863
  Transfers to Other Divisions...........   (1,327)       (882)      (21,822)     (46,086)       (39,572)     (121,488)
                                           -------      ------      --------     --------     ----------    ----------
Increase (Decrease) in Equity
  Derived from Equity Transactions.......    5,110       7,408         7,378       14,506        (31,537)      (47,904)
                                           -------      ------      --------     --------     ----------    ----------
Net Increase (Decrease) in Equity........    6,167       7,462         9,013       16,242        146,882       (64,835)
Equity
  Beginning of Year......................    7,462           0        68,690       52,448      1,307,660     1,372,495
                                           -------      ------      --------     --------     ----------    ----------
  End of Year............................ $ 13,629      $7,462      $ 77,703     $ 68,690     $1,454,542    $1,307,660
                                           =======      ======      ========     ========     ==========    ==========

# The initial investment in the High Yield Bond Division was made on May 3,
  1994.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                         NML VARIABLE ANNUITY ACCOUNT B
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1995

Note 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") used to fund variable annuity contracts for tax-deferred annuities, individual retirement annuities and non-qualified plans. Principal accounting policies are summarized below.

Note 2 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share.

The Fund is an open-end investment company registered under the Investment Company Act of 1940.

Note 3 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3%, 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Table a with assumed interest rates of 3 1/2% or 5%.

Note 4 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the period ended June 30, 1995 by each Division are shown below:

                          PURCHASES       SALES
                         ------------  -----------
Index 500 Stock
  Division.............. $ 19,502,770  $ 2,470,889
Growth Stock Division...   10,360,006        8,658
Growth & Income Stock
  Division..............   19,188,309      132,860
Aggressive Growth
  Division..............   43,574,848    1,497,660
International Equity
  Division..............   10,753,958   12,807,165
Select Bond Division....    9,245,877    3,688,199
High Yield Bond
  Division..............    5,966,738      419,040
Money Market Division...   20,745,182   11,808,145
Balanced Division.......   59,419,477   53,152,385

Note 5 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual Life as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual Life may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued on or after March 31, 1995, for the Front Load Version and the Back Load Version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual Life. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual Life not to exceed
 3/4 of 1% and 1 1/2%, respectively.

Generally, for contracts issued on or after December 17, 1981, and before March 31, 1995, the deduction is at an annual rate of 1 1/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual Life not to exceed a 1 1/2% annual rate.

Generally, for contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual Life not to exceed a 1% annual rate.

Note 6 -- Northwestern Mutual Life is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual Life. Currently, no charges for taxes have been made by Northwestern Mutual Life to the Account. Accordingly, no provision for any such liability has been made.

                         NML VARIABLE ANNUITY ACCOUNT B
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 JUNE 30, 1995
                                 (IN THOUSANDS)

Note 7 -- Equity Values by Division are shown below:

                                                                                               CONTRACTS ISSUED:
                                                   CONTRACTS ISSUED:                   ON OR AFTER DECEMBER 17, 1981 AND
                                                BEFORE DECEMBER 17, 1981                     BEFORE MARCH 31, 1995
                                         --------------------------------------    -----------------------------------------
                                         ACCUMULATION       UNITS                  ACCUMULATION       UNITS
                DIVISION                  UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING      EQUITY
---------------------------------------- ------------    -----------    -------    ------------    -----------    ----------
Index 500 Stock.........................  $ 1.828241        13,695      $25,038     $ 1.786947       127,397      $  227,652
Growth Stock............................     N/A            N/A           N/A         1.144767        20,284          23,220
Growth & Income Stock...................     N/A            N/A           N/A         1.157353        46,096          53,350
Aggressive Growth Stock.................    2.353161         1,655        3,894       2.999410       140,541         323,238
International Equity....................    1.327032         2,481        3,292       1.312743       182,136         239,099
Select Bond.............................    6.204162         1,443        8,950       5.798055        20,881         121,068
High Yield Bond.........................     N/A            N/A           N/A         1.132473        10,927          12,375
Money Market............................    2.261796         1,277        2,888       2.114122        33,425          70,666
Balanced................................    4.206261         7,795       32,789       3.932070       352,995       1,388,003
                                                                        -------                                   ----------
  Equity................................                                 76,851                                       33,660
  Annuity Reserves......................                                  3,210                                    2,458,671
                                                                        -------                                   ----------
  Total Equity..........................                                $80,061                                   $2,492,331
                                                                        =======                                   ==========

                                                   CONTRACTS ISSUED:                           CONTRACTS ISSUED:
                                               ON OR AFTER MARCH 31, 1995                 ON OR AFTER MARCH 31, 1995
                                                   FRONT LOAD VERSION                          BACK LOAD VERSION
                                         --------------------------------------    -----------------------------------------
                                         ACCUMULATION       UNITS                  ACCUMULATION       UNITS
                DIVISION                  UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING      EQUITY
---------------------------------------- ------------    -----------    -------    ------------    -----------    ----------
Index 500 Stock.........................  $ 1.093889           881      $   963     $ 1.751242         1,817      $    3,247
Growth Stock............................    1.059921           455          482       1.144767           848             970
Growth and Income Stock.................    1.071240         1,038        1,112       1.157353         1,778           2,058
Aggressive Growth Stock.................    1.085737         1,163        1,262       2.291539         1,948           4,480
International Equity....................    1.080273           649          701       1.312743         1,722           2,261
Select Bond.............................    1.061944           374          397       5.742099           262           1,518
High Yield Bond.........................    1.063815           348          370       1.132473           612             693
Money Market............................    1.013464         1,173        1,188       2.109535         1,213           2,564
Balanced................................    1.072654         1,996        2,141       3.912731         1,774           6,976
                                                                        -------                                   ----------
  Equity................................                                  8,616                                       24,767
  Annuity Reserves......................                                     26                                           76
                                                                        -------                                   ----------
  Total Equity..........................                                $ 8,642                                   $   24,843
                                                                        =======                                   ==========

N/A -- Not Available. These divisions are currently not available to contractholders on contracts issued before December 17, 1981.

                         NML VARIABLE ANNUITY ACCOUNT B
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994
                                 (IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Index 500 Stock
         162,024 shares (cost $187,936).................................................  $   205,285
      Aggressive Growth Stock
         125,738 shares (cost $210,969).................................................      251,350
      International Equity
         194,773 shares (cost $231,373).................................................      231,974
      Select Bond
         111,779 shares (cost $128,193).................................................      118,374
      Money Market
         68,781 shares (cost $68,781)...................................................       68,781
      Balanced
         996,826 shares (cost $1,307,713)...............................................    1,308,833
      Growth Stock
         12,382 shares (cost $12,508)...................................................       12,369
      Growth and Income Stock
         32,078 shares (cost $32,384)...................................................       31,564
      High Yield Bond
         7,695 shares (cost $7,805).....................................................        7,472   $ 2,236,002
                                                                                           ----------
  Due from Sale of Fund Shares.......................................................................         1,909
  Due from Northwestern Mutual Life Insurance Company................................................            45
                                                                                                         ----------
         Total Assets................................................................................   $ 2,237,956
                                                                                                         ==========
LIABILITIES
  Due to Participants................................................................................   $     1,799
  Due to Northwestern Mutual Life Insurance Company..................................................         1,909
  Due on Purchase of Fund Shares.....................................................................            45
                                                                                                         ----------
         Total Liabilities...........................................................................         3,753
                                                                                                         ----------
EQUITY
  Contracts Issued Prior to December 17, 1981:
    Division:
      Index 500 Stock:             14,230 Accumulation Units @ $1.529784................  $    21,769
                                   Annuity Reserves.....................................        1,412        23,181
                                                                                           ----------
      Aggressive Growth Stock:     1,474 Accumulation Units @ $2.042483.................        3,011
                                   Annuity Reserves.....................................           42         3,053
                                                                                           ----------
      International Equity:        2,643 Accumulation Units @ $1.229716.................        3,250
                                   Annuity Reserves.....................................           43         3,293
                                                                                           ----------
      Select Bond:                 1,493 Accumulation Units @ $5.569001.................        8,313
                                   Annuity Reserves.....................................          360         8,673
                                                                                           ----------
      Money Market:                1,458 Accumulation Units @ $2.206112.................        3,218
                                   Annuity Reserves.....................................           37         3,255
                                                                                           ----------
      Balanced:                    8,156 Accumulation Units @ $3.685079.................       30,054
                                   Annuity Reserves.....................................        1,038        31,092
                                                                                           ----------
  Contracts Issued On or After December 17, 1981:
    Division:
      Index 500 Stock:             119,846 Accumulation Units @ $1.498956...............  $   179,644
                                   Annuity Reserves.....................................        2,389       182,033
                                                                                           ----------
      Aggressive Growth Stock:     123,249 Accumulation Units @ $2.001269...............      246,655
                                   Annuity Reserves.....................................        1,498       248,153
                                                                                           ----------
      International Equity:        186,097 Accumulation Units @ $1.219510...............      226,947
                                   Annuity Reserves.....................................        1,660       228,607
                                                                                           ----------
      Select Bond:                 20,643 Accumulation Units @ $5.217451................      107,702
                                   Annuity Reserves.....................................        1,741       109,443
                                                                                           ----------
      Money Market:                31,467 Accumulation Units @ $2.067227................       65,049
                                   Annuity Reserves.....................................          386        65,435
                                                                                           ----------
      Balanced:                    363,391 Accumulation Units @ $3.453452...............    1,254,955
                                   Annuity Reserves.....................................       21,613     1,276,568
                                                                                           ----------
      Growth Stock:                12,213 Accumulation Units @ $1.006136................       12,288
                                   Annuity Reserves.....................................           69        12,357
                                                                                           ----------
      Growth and Income Stock:     31,543 Accumulation Units @ $0.994105................       31,357
                                   Annuity Reserves.....................................          241        31,598
                                                                                           ----------
      High Yield Bond:             7,229 Accumulation Units @ $1.021705.................        7,386
                                   Annuity Reserves.....................................           76         7,462
                                                                                           ----------    ----------
         Total Equity................................................................................     2,234,203
                                                                                                         ----------
         Total Liabilities and Equity................................................................   $ 2,237,956
                                                                                                        ===========

    The Accompanying Notes are an Integral Part of the Financial Statements

                         NML VARIABLE ANNUITY ACCOUNT B
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

                                                                                            CAPITAL
                                                                                          APPRECIATION
                                                                                             STOCK               INDEX 500
                                                                    COMBINED                DIVISION          STOCK DIVISION
                                                           ---------------------------    ------------    -----------------------
                                                                   YEAR ENDED              YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31,         DECEMBER 31,
                                                           ---------------------------    ------------    -----------------------
                                                              1994             1993          1993*          1994           1993
                                                           ----------       ----------    ------------    --------       --------
   INVESTMENT INCOME
     Dividend Income.....................................  $  219,223       $   82,703      $  2,838      $  9,672       $  1,094
     Annuity Rate and Expense Guarantees.................      26,109           21,674           335         2,324          1,652
                                                           ----------       ----------      --------      --------       --------
     Net Investment Income (Loss)........................     193,114           61,029         2,503         7,348           (558)
                                                           ----------       ----------      --------      --------       --------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Realized Gain (Loss) on Investments.................      17,722            9,157           (13)          534            141
     Unrealized Appreciation (Depreciation) of
       Investments During the Year.......................    (226,913)          85,412        (1,770)       (7,574)        12,793
                                                           ----------       ----------      --------      --------       --------
     Net Gain (Loss) on Investments......................    (209,191)          94,569        (1,783)       (7,040)        12,934
                                                           ----------       ----------      --------      --------       --------
     Increase (Decrease) in Equity Derived from
       Investment Activity...............................     (16,077)         155,598           720           308         12,376
                                                           ----------       ----------      --------      --------       --------
   EQUITY TRANSACTIONS
     Contract Owners' Net Payments.......................     389,478          351,661         3,993        37,543         40,608
     Annuity Payments....................................      (4,241)          (2,615)          (87)         (476)          (266)
     Surrenders and Other (net)..........................    (121,978)         (84,382)       (1,986)       (8,669)        (4,762)
     Transfers from Other Divisions......................     254,710          147,730         1,559        16,836         18,562
     Transfers to Other Divisions........................    (254,710)        (147,730)       (1,962)      (26,080)       (17,154)
     Transfers from Merger...............................      --               --           (90,171)        --            90,171
                                                           ----------       ----------      --------      --------       --------
   Increase (Decrease) in Equity Derived from Equity
     Transactions........................................     263,259          264,664       (88,654)       19,154        127,159
                                                           ----------       ----------      --------      --------       --------
   Net Increase (Decrease) in Equity.....................     247,182          420,262       (87,934)       19,462        139,535
   Equity
     Beginning of Year...................................   1,987,021        1,566,759        87,934       185,752         46,217
                                                           ----------       ----------      --------      --------       --------
     End of Year.........................................  $2,234,203       $1,987,021      $      0      $205,214       $185,752
                                                           ==========       ==========      ========      ========       ========

 * Represents operations through April 30, 1993 (see note 5).

** The initial investment in the International Equity Division was made on April
     30, 1993.

    The Accompanying Notes are an Integral Part of the Financial Statements

                         NML VARIABLE ANNUITY ACCOUNT B
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

      AGGRESSIVE GROWTH           INTERNATIONAL EQUITY                                                               BALANCED
       STOCK DIVISION                  DIVISION**               SELECT BOND DIVISION      MONEY MARKET DIVISION      DIVISION
    ---------------------     -----------------------------     ---------------------     ---------------------     ----------
                                               EIGHT MONTHS                                                         YEAR ENDED
         YEAR ENDED            YEAR ENDED         ENDED              YEAR ENDED                YEAR ENDED            DECEMBER
        DECEMBER 31,          DECEMBER 31,     DECEMBER 31,         DECEMBER 31,              DECEMBER 31,             31,
    ---------------------     ------------     ------------     ---------------------     ---------------------     ----------
      1994         1993           1994             1993           1994         1993         1994         1993          1994
    --------     --------     ------------     ------------     --------     --------     --------     --------     ----------
    $  1,607     $  2,358       $  6,775         $    776       $ 16,145     $  6,286     $  2,486     $  1,597     $  181,452
       2,503        1,384          2,224              318          1,513        1,348          750          689         16,576
    --------     --------       --------          -------       --------     --------     --------     --------     ----------
        (896)         974          4,551              458         14,632        4,938        1,736          908        164,876
    --------     --------       --------          -------       --------     --------     --------     --------     ----------
         297          996             96           --              1,449          294        --           --            15,332
      10,133       18,522         (9,711)          10,312        (21,331)       3,690        --           --          (197,139)
    --------     --------       --------          -------       --------     --------     --------     --------     ----------
      10,430       19,518         (9,615)          10,312        (19,882)       3,984        --           --          (181,807)
    --------     --------       --------          -------       --------     --------     --------     --------     ----------
       9,534       20,492         (5,064)          10,770         (5,250)       8,922        1,736          908        (16,931)
    --------     --------       --------          -------       --------     --------     --------     --------     ----------
      61,047       37,426         76,394           30,342         25,069       38,454       35,360       29,078        134,088
        (114)         (79)          (120)             (14)          (382)        (224)         (54)         (57)        (3,087)
      (6,864)      (4,177)        (5,559)             193         (9,838)      (4,412)     (11,859)      (6,526)       (78,280)
      51,753       24,001         86,072           53,717          7,671       13,402       37,145       12,487         20,863
     (15,127)     (16,476)       (14,282)            (549)       (30,044)     (13,023)     (46,086)     (42,645)      (121,488)
       --           --            --               --              --           --           --           --            --
    --------     --------       --------          -------       --------     --------     --------     --------     ----------
      90,695       40,695        142,505           83,689         (7,524)      34,197       14,506       (7,663)       (47,904)
    --------     --------       --------          -------       --------     --------     --------     --------     ----------
     100,229       61,187        137,441           94,459        (12,774)      43,119       16,242       (6,755)       (64,835)
     150,977       89,790         94,459           --            130,890       87,771       52,448       59,203      1,372,495
    --------     --------       --------          -------       --------     --------     --------     --------     ----------
    $251,206     $150,977       $231,900         $ 94,459       $118,116     $130,890     $ 68,690     $ 52,448     $1,307,660
    ========     ========       ========          =======       ========     ========     ========     ========     ==========


         1993
      ----------
      $   67,754
          15,948
      ----------
          51,806
      ----------
           7,739
          41,865
      ----------
          49,604
      ----------
         101,410
      ----------
         171,760
          (1,888)
         (62,712)
          24,002
         (55,921)
          --
      ----------
          75,241
      ----------
         176,651
       1,195,844
      ----------
      $1,372,495
      ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                         NML VARIABLE ANNUITY ACCOUNT B
                 STATEMENT OF OPERATIONS AND CHANGES IN EQUITY
                                 (IN THOUSANDS)

                                                                          GROWTH AND      HIGH YIELD
                                                         GROWTH STOCK    INCOME STOCK        BOND
                                                          DIVISION#       DIVISION#       DIVISION#
                                                         ------------    ------------    ------------
                                                         EIGHT MONTHS    EIGHT MONTHS    EIGHT MONTHS
                                                            ENDED           ENDED           ENDED
                                                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                             1994            1994            1994
                                                         ------------    ------------    ------------
INVESTMENT INCOME
  Dividend Income......................................    $    165        $    513         $  408
  Annuity Rate and Expense Guarantees..................          52             132             35
                                                            -------         -------         ------
  Net Investment Income................................         113             381            373
                                                            -------         -------         ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on Investments..................      --              --                 14
  Unrealized Depreciation of Investments
    During the Year....................................        (138)           (820)          (333)
                                                            -------         -------         ------
  Net Loss on Investments..............................        (138)           (820)          (319)
                                                            -------         -------         ------
  Increase (Decrease) in Equity Derived from Investment
    Activity...........................................         (25)           (439)            54
                                                            -------         -------         ------
EQUITY TRANSACTIONS
  Contract Owners' Net Payments........................       4,757          12,083          3,137
  Annuity Payments.....................................          (1)             (5)            (2)
  Surrenders and Other (net)...........................         (85)           (579)          (245)
  Transfers from Other Divisions.......................       7,898          21,072          5,400
  Transfers to Other Divisions.........................        (187)           (534)          (882)
  Transfers from Merger................................      --              --             --
                                                            -------         -------         ------
Increase in Equity Derived from Equity
  Transactions.........................................      12,382          32,037          7,408
                                                            -------         -------         ------
Net Increase in Equity.................................      12,357          31,598          7,462
Equity
  Beginning of Year....................................      --              --             --
                                                            -------         -------         ------
  End of Year..........................................    $ 12,357        $ 31,598         $7,462
                                                            =======         =======         ======

#The initial investments in the Growth Stock, Growth and Income Stock, and High
 Yield Bond Divisions were made on May 3, 1994.

    The Accompanying Notes are an Integral Part of the Financial Statements

                         NML VARIABLE ANNUITY ACCOUNT B
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

Note 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") used to fund variable annuity contracts for tax-deferred annuities, individual retirement annuities and non-qualified plans. Principal accounting policies are summarized below.

Note 2 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share.

The Fund is an open-end investment company registered under the Investment Company Act of 1940.

Note 3 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3%, 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Table a with assumed interest rates of 3 1/2% or 5%.

Note 4 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the year ended December 31, 1994 by each Division are shown below:

                          PURCHASES        SALES
                         ------------   -----------
Division:
Index 500 Stock........  $ 34,522,998   $ 8,093,785
Aggressive Growth
  Stock................    90,670,578       755,487
International Equity...   147,639,155       538,574
Select Bond............    26,050,454    18,832,067
Money Market...........    44,048,451    27,785,925
Balanced...............   206,651,719    90,245,163
Growth Stock...........    12,520,418        12,925
Growth and Income
  Stock................    32,636,141       252,130
High Yield Bond........     8,401,679       610,349

Note 5 -- On April 30, 1993, Northwestern Mutual Capital Appreciation Stock Fund was merged into the Northwestern Mutual Index 500 Stock Fund in a tax-free exchange of fund shares. 63,692,924 shares of Capital Appreciation Stock Division were exchanged for 66,806,801 shares of Index 500 Stock Division. The shares exchanged were valued at $90,211,524 for each Division.

Note 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual Life as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual Life may be insufficient to cover the actual costs incurred in connection with the contracts.

Generally, for contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual Life not to exceed a 1% annual rate.

Generally, for contracts issued on or after December 17, 1981, the deduction is at an annual rate of 1 1/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual Life not to exceed a 1 1/2% annual rate.

Note 7 -- Northwestern Mutual Life is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual Life. Currently, no charges for taxes have been made by Northwestern Mutual Life to the Account. Accordingly, no provision for any such liability has been made.

                        [PRICE WATERHOUSE LETTERHEAD]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and changes in equity present fairly, in all material respects, the financial position of NML Variable Annuity Account B and the Index 500 Stock Division, Aggressive Growth Stock Division, International Equity Division, Select Bond Division, Money Market Division, Balanced Division, Growth Stock Division, Growth and Income Stock Division and the High Yield Bond Division thereof at December 31, 1994, the results of their operations and the changes in their equity for each of the two years in the period then ended for NML Variable Annuity Account B and the Index 500 Stock Division, Aggressive Growth Stock Division, Select Bond Division, Money Market Division and Balanced Division, for the year ended December 31, 1994 and for the period from April 30, 1993 (commencement of operations) through December 31, 1993 for the International Equity Division, for the period from May 3, 1994 (commencement of operations) through December 31, 1994 for the Growth Stock Division, Growth and Income Stock Division, and High Yield Bond Division, and for the period ended April 30, 1993 (date of merger with the Index 500 Stock Division) for the Capital Appreciation Stock Division, all in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1994 with Northwestern Mutual Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

[sig.]

Milwaukee, Wisconsin
January 25, 1995

NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

                   NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                                         DECEMBER 31,
                                                      1994         1993
                                                    ----------------------
                                                       (In millions)
ASSETS
BONDS
  United States Government                          $ 3,501       $  2,372
  Industrial and other                               19,232         18,077
                                                    ----------------------
                                                     22,733         20,449
                                                    ----------------------
STOCKS
  Common                                              2,192          2,091
  Unconsolidated subsidiaries                           504            416
  Preferred                                             511            459
                                                    ----------------------
                                                      3,207          2,966
                                                    ----------------------
MORTGAGE LOANS                                        7,099          6,505
REAL ESTATE
  Investment                                          1,072          1,068
  Home office                                           141            148
                                                    ----------------------
                                                      1,213          1,216
                                                    ----------------------
LOANS ON POLICIES                                     6,144          5,846
OTHER INVESTMENTS                                     1,301          1,257
CASH AND TEMPORARY INVESTMENTS                          803            783
DUE AND ACCRUED INVESTMENT INCOME                       650            690
                                                    ----------------------
  Total invested assets                              43,150         39,712
                                                    ----------------------
SEPARATE ACCOUNT BUSINESS                             3,806          3,483
OTHER ASSETS                                          1,156            866
                                                    ----------------------
  Total Assets                                      $48,112       $ 44,061
                                                    ======================

LIABILITIES AND RESERVES
LIABILITY FOR POLICY BENEFITS
  Insurance and annuity reserves                    $36,124       $ 32,861
  Policy benefits left for future payments              866            829
  Premium deposits                                      419            403
  Policy benefits in process of payment                 138            108
  Policyowner dividends payable                       1,950          1,785
                                                    ----------------------
                                                     39,497         35,986
                                                    ----------------------
OTHER LIABILITIES
  Interest maintenance reserve                           11            279
  Income taxes                                          561            411
  Miscellaneous                                         822            645
                                                    ----------------------
                                                      1,394          1,335
                                                    ----------------------
SEPARATE ACCOUNT BUSINESS                             3,806          3,483
                                                    ----------------------
ASSET VALUATION RESERVE                               1,190          1,227
                                                    ----------------------
  Total liabilities and asset valuation reserve      45,887         42,031
                                                    ----------------------
GENERAL CONTINGENCY RESERVE                           2,225          2,030
                                                    ----------------------
Total Liabilities and Contingency Reserves          $48,112       $ 44,061
                                                    ======================

   The accompanying notes are an integral part of the financial statements.

                FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE


                   NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                  FOR THE YEAR ENDED
                                                    DECEMBER 31,
                                               1994     1993       1992
                                             ----------------------------
                                                    (In millions)
INCOME
PREMIUMS                                     $ 5,743   $  5,295   $ 4,889
NET INVESTMENT INCOME                          3,106      2,913     2,753
POLICY BENEFITS LEFT WITH COMPANY
  AND OTHER INCOME                               636        570       523
                                             ----------------------------
      Total income                             9,485      8,778     8,165
                                             ----------------------------
DISPOSITION OF INCOME
COSTS
  Agents' compensation                           492        487       443
  Other insurance costs                          334        361       303
  Premium and other taxes or assessments         120        116       112
                                             ----------------------------
                                                 946       964        858
                                             ----------------------------
BENEFITS TO POLICYOWNERS AND BENEFICIARIES
  Death benefits                                 609        526       459
  Matured endowments                              54         44        49
  Annuity benefits                                94         85        75
  Disability benefits                            151        126       111
  Surrender benefits                             904        837       762
  Payments from policy benefits
    left with Company                            568        498       482
  Net transfers to separate accounts             344        302       258
  Net additions to policy reserves             3,313      3,078     2,870
                                             ----------------------------
                                               6,037      5,496     5,066
                                             ----------------------------
    Total disposition of income                6,983      6,460     5,924
                                             ----------------------------
SAVINGS FROM OPERATIONS BEFORE
  INCOME TAXES AND DIVIDENDS                   2,502      2,318     2,241

INCOME TAX EXPENSE                               281        208       242
                                             ----------------------------
SAVINGS FROM OPERATIONS BEFORE DIVIDENDS       2,221      2,110     1,999
POLICYOWNER DIVIDENDS                          1,942      1,780     1,755
                                             ----------------------------
NET SAVINGS FROM OPERATIONS                      279        330       244
NET REALIZED CAPITAL GAINS, LESS
  TAX EXPENSE OF $85, $82, AND
  $64 RESPECTIVELY                               119        180       105
                                             ----------------------------
CONTRIBUTION TO GENERAL
  CONTINGENCY RESERVE
  FROM OPERATIONS                            $   398   $    510   $   349
                                             ============================

    The accompanying notes are an integral part of the financial statements.

               FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE

                   NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENT OF GENERAL CONTINGENCY RESERVE

                                                                 FOR THE YEAR ENDED
                                                                    DECEMBER 31,
                                                       1994            1993          1992
                                                  ------------------------------------------
                                                                   (IN MILLIONS)
BEGINNING OF YEAR BALANCE                            $  2,030       $   1,850       $ 1,655
  Contribution to general contingency
    reserve from operations                               398             510           349
  Net unrealized capital losses                          (242)            (89)         (110)
  Change in asset valuation reserve                        37            (157)         (119)
  Transfer from voluntary investment reserve               --              --           106
  Other -- net                                              2             (84)          (31)
                                                     --------------------------------------
END OF YEAR BALANCE                                  $  2,225       $   2,030       $ 1,850
                                                     ======================================


                   NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                            FOR THE YEAR ENDED
                                                               DECEMBER 31,
                                                     1994            1993           1992
                                                  -----------------------------------------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance premiums, annuities
    and other considerations                         $  6,299       $   5,777      $  5,342
  Net investment income received                        3,013           2,813         2,666
  Net loans on policies                                  (297)           (143)         (159)
  Benefits paid to policyholders and
    beneficiaries                                      (2,357)         (2,116)       (1,927)
  Net transfers to separate accounts                     (344)           (302)         (258)
  Policyowner dividends paid                           (1,777)         (1,759)       (1,596)
  Expenses and taxes                                   (1,033)         (1,135)       (1,071)
  Other -- net                                             89             (81)           45
                                                     --------------------------------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES             3,593           3,054         3,042

CASH FLOWS FROM INVESTING ACTIVITIES
PROCEEDS FROM INVESTMENTS SOLD OR MATURED
  Bonds                                                27,096          20,221        13,884
  Stocks                                                1,469           1,122         1,027
  Mortgage loans                                          512             394           300
  Real estate                                             164              43            71
  Other invested assets                                   213             132            24
  Capital gain (tax) benefit                               28            (124)          (82)
                                                     --------------------------------------
                                                       29,482          21,788        15,224
COST OF INVESTMENTS ACQUIRED
  Bonds                                                29,674          22,393        16,446
  Stocks                                                1,606           1,288           755
  Mortgage loans                                        1,356             970           510
  Real estate                                               6              46            63
  Other invested assets                                   413             152           238
                                                     --------------------------------------
                                                       33,055          24,849        18,012
  NET CASH USED IN INVESTING ACTIVITIES                (3,573)         (3,061)       (2,788)
                                                     --------------------------------------
NET INCREASE (DECREASE) IN CASH AND
  TEMPORARY INVESTMENTS                                    20             (7)           254
CASH AND TEMPORARY INVESTMENTS,
  BEGINNING OF YEAR                                       783             790           536
                                                     --------------------------------------
CASH AND TEMPORARY INVESTMENTS, END OF YEAR          $    803       $     783      $    790
                                                     ======================================

    The accompanying notes are an integral part of the financial statements.

                FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE

                   NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       DECEMBER 31, 1994, 1993, AND 1992

NOTE 1 - PRINCIPAL ACCOUNTING POLICIES

The accompanying consolidated financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the "Company") and its wholly-owned life insurance subsidiary. The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Insurance Departments of the states in which the Company and its subsidiary are domiciled. These policies are considered generally accepted accounting principles for mutual life insurance companies.

In April 1993, the Financial Accounting Standards Board issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", which establishes a different definition of generally accepted accounting principles for mutual life insurance companies. Under the Interpretation, financial statements of mutual life insurance companies for periods beginning after December 15, 1995 which are prepared on the basis of statutory accounting will no longer be characterized as in conformity with generally accepted accounting principles.

Management of the Company has not yet determined the effect on its December 31, 1994 financial statements of applying the Interpretation. The Company is considering application of the accounting changes required to present its financial statements in conformity with generally accepted accounting principles. If the Company chooses to adopt the required accounting changes, the effect of the changes would be reported retroactively through restatement of all previously issued financial statements beginning with the earliest year presented. The cumulative effect of adopting these changes would be included in the earliest year presented.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds -Amortized cost using the interest method, except for loan-backed and structured securities which are amortized to estimated prepayment dates using the prospective method

Common Stocks             -Market value
Preferred Stocks          -Cost
Unconsolidated
  Subsidiaries            -Equity in subsidiaries' net assets
Mortgage Loans            -Amortized cost
Investment Real Estate    -Lower of cost, less depreciation and
                          encumbrances, or estimated net realizable value

Home Office Real Estate   -Cost, less depreciation
Loans on Policies         -Cost
Other Investments-
Joint Ventures            -Equity in ventures' net assets

                FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE


SEPARATE ACCOUNT BUSINESS

This business consists of annuities funded by specific assets held in separate accounts. The assets in these accounts are carried at market value. The policy values reflect the investment performance of the respective accounts.

INSURANCE, ANNUITY AND DISABILITY INCOME RESERVES

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3-1/2% to 5-1/2%. Other policy reserves are based primarily on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4-1/2%.

Deferred annuity reserves on policies issued since 1985 are valued using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3-1/2% to 6-1/4%. Other deferred annuity reserves are based on the contract value. Immediate annuity reserves are present values of expected benefit payments at interest rates ranging from 3-1/2% to 8-1/4%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Previous DI business used the net level premium method, using a 3% or 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments using primarily the 1985 CIDA (modified for Company experience in first two years of disability) with interest rates ranging from 3% to 5-1/2%.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long-term fixed income investments. Net realized gains and losses charged to the IMR are amortized into investment income over the approximate remaining life of the investment sold.

ASSET VALUATION RESERVE

The Company is also required to maintain an asset valuation reserve ("AVR"). The AVR establishes a reserve for certain invested assets held by the Company. In the aggregate, AVR was 84% and 91% of the allowable maximum at December 31, 1994 and 1993, respectively.

PREMIUM INCOME

Life insurance premiums are recognized as income at the beginning of each policy year.

REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and co-insurance contracts.

             FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE

As of December 31, 1994 and 1993, total life insurance inforce approximated $347 billion and $313 billion, respectively, of which approximately $104 billion and $96 billion, respectively, comprised principally of term insurance, had been ceded to various reinsurers. The Company retains a maximum of $10 million of coverage per individual life.

OPERATING COSTS

Operating costs, including costs of acquiring new policies, are charged to operations as incurred.

INCOME TAXES

Provisions for income taxes are based on current income tax returns without recognition of deferred taxes due to timing differences. The portion of the federal income tax based on mutual life insurance company equity is reflected as a component of income tax expense, including related adjustments for prior years.

The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1988 are closed as to further assessment of taxes. Adequate provision has been made in the financial statements for any additional taxes which may become due with respect to the open years.

The Company's effective tax rate on savings from operations before income tax expense (after dividends) in 1994 was approximately 50.2%. Two significant factors cause the Company's effective rate to exceed the federal corporate rate of 35%. First, the Company pays "surplus tax", a tax that is assessed only on mutual life insurance companies, which is an amount that proports to equate a portion of policyholder dividends with nondeductible dividends paid to shareholders of stock companies. Second, the Company must capitalize and amortize (as opposed to immediately deducting) an amount deemed to represent the cost of acquiring new business ("DAC tax").

POLICYOWNER DIVIDENDS

Dividends payable in the following year are charged to current operations.

NOTE 2 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The following summarizes the bases used by the Company in estimating its fair value disclosures for financial instruments:

    BONDS AND PREFERRED STOCKS - Fair values are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

    MORTGAGE LOANS - Fair values are derived by discounting the future estimated cash flows using current interest rates for debt securities with similar credit risk and maturities, or utilizing net realizable values.

    LOANS ON POLICIES - The carrying amount reported in the statement of financial position approximates fair value since loans on policies reduce the amount payable at death or at surrender of the contract.

                FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE

    CASH AND TEMPORARY INVESTMENTS AND DUE AND ACCRUED INVESTMENT INCOME - The carrying amounts reported in the statement of financial position approximate fair value.

    ANNUITY RESERVES (without mortality/morbidity features) - Fair values are derived by discounting the future estimated cash flows using current interest rates with similar maturities.

    OTHER DEPOSIT LIABILITIES - The carrying amounts reported in the statement of financial position approximate fair value.

NOTE 3 - INVESTMENTS

NET INVESTMENT INCOME

The Company's net investment income for the years ended December 31, 1994, 1993 and 1992 consists of the following:

                                                      (IN MILLIONS)

                                               1994      1993     1992
                                             ----------------------------
Interest, dividends, rents, equity
  in unconsolidated subsidiaries'
  earnings and joint venture income          $ 3,395   $  3,215   $ 3,039
Less: Investment expenses and
   depreciation                                 (289)      (302)     (286)
                                             ----------------------------
Net Investment Income                        $ 3,106   $  2,913   $ 2,753
                                             ============================


REALIZED GAINS AND LOSSES

During 1994, 1993 and 1992, the Company, in its normal course of business, sold certain invested assets realizing gains and losses before transfer to the IMR and capital gains tax from such sales as follows:

                             FOR THE YEAR ENDED                  FOR THE YEAR ENDED               FOR THE YEAR ENDED
                              DECEMBER 31, 1994                   DECEMBER 31, 1993                DECEMBER 31, 1992
                       -------------------------------   ---------------------------------   ------------------------------
                                               NET                                  NET                               NET
                                             REALIZED                             REALIZED                         REALIZED
                       REALIZED   REALIZED    GAINS      REALIZED    REALIZED      GAINS     REALIZED   REALIZED    GAINS
                         GAINS     LOSSES    (LOSSES)     GAINS       LOSSES      (LOSSES)     GAINS     LOSSES    (LOSSES)
                       ----------------------------------------------------------------------------------------------------
                                                                    (IN MILLIONS)
Bonds                     $171     $(535)     $(364)        $438      $(133)        $305        $263     $ (90)      $173
Stocks                     499      (291)       208          297        (36)         261         266       (53)       213
Mortgage loans              --       (37)       (37)           1        (12)         (11)         --        (3)        (3)
Real estate                 16        (7)         9           13         (2)          11          15       (11)         4
Other invested assets      110       (98)        12          100        (54)          46          87      (131)       (44)
                       ----------------------------------------------------------------------------------------------------
                          $796     $(968)     $(172)        $849      $(237)        $612        $631     $(288)      $343
                       ====================================================================================================

                FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE


DEBT SECURITIES

Debt securities consist of all bonds, fixed maturity preferred stocks and short term fixed income investments.

The statement values, which principally represent amortized cost, and estimated market values of the Company's debt securities at December 31, 1994 and 1993 are as follows:


December 31, 1994                      RECONCILIATION TO ESTIMATED MARKET VALUE
-------------------------------------------------------------------------------
                                            GROSS          GROSS      ESTIMATED
                         STATEMENT     UNREALIZED     UNREALIZED         MARKET
                             VALUE   APPRECIATION   DEPRECIATION          VALUE
-------------------------------------------------------------------------------
                                           (IN MILLIONS)
US Government and
  political obligations    $ 3,334        $   61         $  (41)        $ 3,354
Mortgage-backed
  securities                 5,652            53           (321)          5,384
Corporate and other
  debt securities           14,488           203           (515)         14,176
                          -----------------------------------------------------
                            23,474           317           (877)         22,914

Preferred stocks                71             1             (7)             65
                          -----------------------------------------------------
  Total                    $23,545        $  318         $ (884)        $22,979
                          =====================================================


December 31, 1993                      RECONCILIATION TO ESTIMATED MARKET VALUE
-------------------------------------------------------------------------------
                                            GROSS           GROSS     ESTIMATED
                          STATEMENT    UNREALIZED      UNREALIZED        MARKET
                              VALUE  APPRECIATION    DEPRECIATION         VALUE
-------------------------------------------------------------------------------
                                           (IN MILLIONS)
US Government and
  political obligations    $ 3,005       $   230        $    (8)       $  3,227
Mortgage-backed
  securities                 4,894           212            (22)          5,084
Corporate and other
  debt securities           13,260         1,076            (46)         14,290
                          -----------------------------------------------------
                            21,159         1,518            (76)         22,601

Preferred stocks                91             3             (2)             92
                          -----------------------------------------------------
  Total                    $21,250       $ 1,521        $   (78)       $ 22,693
                          =====================================================


The amortized cost and estimated market value of debt securities at December 31, 1994 and 1993, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE

                             DECEMBER 31, 1994          DECEMBER 31, 1993
--------------------------------------------------------------------------------
                                       ESTIMATED                       ESTIMATED
                          STATEMENT       MARKET       STATEMENT          MARKET
                              VALUE        VALUE           VALUE           VALUE
--------------------------------------------------------------------------------
                                                  (IN MILLIONS)
Due in one year or less    $ 1,102       $ 1,100         $   976         $   981

Due after one year
  through five years         4,491         4,444           3,568           3,804

Due after five years
  through ten years          5,787         5,711           5,714           6,172

Due after ten years          6,513         6,340           6,098           6,652
                          ------------------------------------------------------
                            17,893        17,595          16,356          17,609
Mortgage-backed
  securities                 5,652         5,384           4,894           5,084
                          ------------------------------------------------------
                           $23,545       $22,979         $21,250         $22,693
                          ======================================================


The fair value of perpetual preferred stocks as of December 31, 1994 and 1993 approximates $440 million and $415 million, respectively, compared to the statement values of $440 million and $368 million, respectively.


MORTGAGE LOANS

As of December 31, 1994 and 1993, the mortgage loan portfolio was distributed as follows:


                             DECEMBER 31, 1994          DECEMBER 31, 1993
-------------------------------------------------------------------------------
                          STATEMENT          % OF       STATEMENT          % OF
GEOGRAPHIC LOCATION           VALUE         TOTAL           VALUE         TOTAL
-------------------------------------------------------------------------------
                                                  (IN MILLIONS)
Middle Atlantic             $  738          10.4%         $  518            8.0%
South Atlantic               1,943          27.4           1,492           22.9
North Central                1,289          18.2           1,341           20.6
South Central                  921          13.0           1,014           15.6
Pacific Northwest              355           5.0             289            4.4
Pacific                      1,531          21.5           1,508           23.2
Canada                         322           4.5             343            5.3
                          ------------------------------------------------------
                            $7,099         100.0%         $6,505          100.0%
                          ======================================================


PROPERTY TYPE
--------------------------------------------------------------------------------
Retail                      $2,475          34.9%         $2,561           39.4%
Office Building              2,176          30.6           2,079           32.0
Residential                  1,526          21.5           1,013           15.5
Commercial                     745          10.5             687           10.6
Other                          177           2.5             165            2.5
                          ------------------------------------------------------
                            $7,099         100.0%         $6,505          100.0%
                          ======================================================


                FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE


The fair value of mortgage loans as of December 31, 1994 and 1993 approximates $6,879 million and $6,900 million, respectively. Increases in current interest rates were a major reason for the decline in fair value relative to statement value in 1994. Loans with fair values that are less than statement values for reasons other than changes in interest rates are adequately covered by normal AVR reserves and by a $45 million special reserve established by the Company for mortgage loans.

AFFILIATES

Since 1991, the Company has periodically sold shares of MGIC Investment Corporation ("MGIC"), an affiliate. In 1992, the Company sold 6.6 million shares of MGIC for $175 million, generating a realized capital gain of $88 million. In 1993, the Company sold 0.9 million shares for $52 million, generating a realized capital gain of $38 million. In 1994, the Company sold
5.8 million shares for $51 million, generating a realized capital gain of $3 million. Of the shares sold in 1994, 5.7 million were sold to a subsidiary of the Company in accordance with an option agreement with the subsidiary; no gain or loss was realized on this sale. At December 31, 1994, the estimated market value of the Company's remaining 19.96% investment in MGIC exceeded the statement value by $214 million.

REAL ESTATE

For real estate and joint venture properties acquired subsequent to December 1990, the Company calculates depreciation using the straight-line method in accordance with guidelines established by the National Association of Insurance Commissioners. For properties acquired prior to December 1990, the Company calculates depreciation using either the straight-line method or the constant-yield method. Home office real estate is depreciated using the straight-line method. At December 31, 1994 and 1993, investment real estate includes $146 million and $126 million, respectively, of real estate acquired through foreclosure.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company's current utilization of derivative financial instruments is limited. Most of the Company's derivative transactions are used to reduce or modify risks of volatility related to currency or interest rate movements. These hedging strategies use forwards, futures and swaps. At December 31, 1994, the Company held foreign currency forward contracts with a notional value of $605 million as a partial hedge against foreign currency exposure of foreign denominated investments. Changes in the market value of these contracts offset currency gains and losses on the hedged investments. The capital gains or losses are unrealized before contract settlement and realized on settlement. These currency hedges represent most of the Company's derivative positions.
The effect of derivative transactions is not significant to the Company's results from operations or financial position.

NOTE 4 - ANNUITIES AND OTHER DEPOSIT LIABILITIES

The fair value of annuities and other deposit liabilities as of December 31, 1994 and 1993 are as follows:


                             DECEMBER 31, 1994         DECEMBER 31, 1993
---------------------------------------------------------------------------
                         STATEMENT         FAIR    STATEMENT        FAIR
                             VALUE        VALUE        VALUE       VALUE
---------------------------------------------------------------------------
                                            (IN MILLIONS)
Annuities                   $2,474       $2,203       $2,263       $2,079

Other deposit liabilities      727          727          707          707


               FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE


NOTE 5 - BENEFIT PLANS

The Company maintains non-contributory defined benefit retirement plans for all eligible employees and agents as well as a non-contributory defined contribution plan for all full-time agents. These plans are funded currently and plan assets of $939 million at December 31, 1994 are primarily included in the separate accounts of the Company. As of January 1, 1994, the most recent actuarial valuation date available, the defined benefit plans were fully funded.

In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company.

Postretirement benefit expenses, which includes the expected cost of postretirement benefits for newly eligible and vested employees and interest costs, was $7 million and $9 million for the years ended December 31, 1994 and 1993, respectively. At December 31, 1994 and 1993, the unfunded postretirement benefit obligation for retirees and other fully eligible or vested employees was $47 million and $50 million, respectively. The estimated postretirement benefit obligation for active non-vested employees was $44 million and $45 million at December 31, 1994 and 1993, respectively. The discount rate used to determine the postretirement benefit obligation was 8% and the health care cost trend rate was 12% in 1994, declining by 1% per year to an ultimate rate of 6% over 7 years. If the health care cost trend rate assumptions were increased by 1%, the postretirement benefit obligation as of December 31, 1994 would be increased by $6 million.

At December 31, 1994 and 1993, plan assets attributable to postretirement health care benefits totalled $25 million.

NOTE 6 - REINSURANCE

The amounts shown in the accompanying consolidated financial statements are net of reinsurance activity. The effect of reinsurance on premiums and benefits for the years ended December 31, 1994 and 1993 are as follows (in millions):

                                                    1994         1993
                                                  ----------------------
DIRECT PREMIUMS                                   $5,977       $ 5,508
REINSURANCE CEDED                                   (234)         (213)
                                                  ---------------------
NET PREMIUMS                                      $5,743       $ 5,295
                                                  =====================

BENEFITS TO POLICYHOLDERS
  AND BENEFICIARIES                               $6,178       $ 5,600

REINSURANCE RECOVERIES                              (141)         (104)
                                                  ---------------------
NET BENEFITS TO POLICYHOLDERS AND
  BENEFICIARIES                                   $6,037       $ 5,496
                                                  =====================


In addition, during 1994 and 1993 the Company received credits of $63 million and $59 million, respectively from reinsurers representing reimbursements of commissions and other expenses. These credits are included in other income in the consolidated summary of operations.

               FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE


Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

NOTE 7 - CONTINGENCIES

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates and market volatility. These instruments may involve credit risk and may also be subject to risk of loss due to interest rate fluctuations.

The Company has guaranteed certain obligations of its affiliates. These guarantees totalled approximately $83 million and $95 million at December 31, 1994 and 1993, respectively, and are generally supported by the underlying net asset values of the affiliates.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial condition.

               FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE




              100 East Wisconsin Avenue                  Telephone 414 276 9500
              Suite 1500
              Milwaukee, WI 53202

[Price Waterhouse LLP Letterhead]


                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

In our opinion, the accompanying consolidated statement of financial position and the related consolidated statement of operations, statement of general contingency reserve and statement of cash flows present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1994 and 1993, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

January 25, 1995

                               TABLE OF CONTENTS


                                                                                                           PAGE
                                                                                                           ----
DISTRIBUTION OF THE CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-2

DETERMINATION OF ANNUITY PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-2
  Amount of Annuity Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-2
  Annuity Unit Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-3
  Illustrations of Variable Annuity Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-3

VALUATION OF ASSETS OF THE ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-4

TRANSFERABILITY RESTRICTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-4

EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-4

FINANCIAL STATEMENTS OF THE ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-5
(for the six months ended June 30, 1995 -- unaudited)

FINANCIAL STATEMENTS OF THE ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-11
(for year ended December 31, 1994)

REPORT OF INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-16
(for year ended December 31, 1994)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-17
(for the three years ended December 31, 1994)

REPORT OF INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-29
(for the three years ended December 31, 1994)


                       [NORTHWESTERN MUTUAL LIFE LOGO]




                     NORTHWESTERN MUTUAL SERIES FUND, INC.
         (Formerly Northwestern Mutual Variable Life Series Fund, Inc.)

                     A Series Fund Offering Nine Portfolios

        INDEX 500 STOCK PORTFOLIO       GROWTH AND INCOME STOCK PORTFOLIO
        SELECT BOND PORTFOLIO           GROWTH STOCK PORTFOLIO
        MONEY MARKET PORTFOLIO          AGGRESSIVE GROWTH STOCK PORTFOLIO
        BALANCED PORTFOLIO              HIGH YIELD BOND PORTFOLIO
                       INTERNATIONAL EQUITY PORTFOLIO



    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED HEREIN BY REFERENCE. THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE FROM THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, 720 EAST WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202, TELEPHONE NUMBER (414) 271-1444.

    SHARES OF THE FUND ARE OFFERED WITHOUT FEES OR CHARGES FOR SALES EXPENSES, BUT THE SHARES ARE AVAILABLE ONLY FOR PURCHASE BY VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS OF THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY. ALL FEES AND CHARGES ASSOCIATED WITH THE VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES, INCLUDING CHARGES FOR SALES EXPENSES, ARE DESCRIBED IN THE ATTACHED SEPARATE ACCOUNT PROSPECTUS.

    AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The Date of this Prospectus is March 31, 1995
     The Date of the Statement of Additional Information is March 31, 1995

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.


                               TABLE OF CONTENTS

                                               PAGE                                                      PAGE
                                               ----                                                      ----

Synopsis  . . . . . . . . . . . . . . . . . . .  2         International Equity Portfolio . . . . . . .   11
Condensed Financial Information . . . . . . . .  3         Financial Futures Contracts  . . . . . . . .   12
 Financial Highlights . . . . . . . . . . . . .  4         Eurodollar Certificates of Deposit . . . . .   12
Investment Objectives and Policies  . . . . . .  5         Repurchase Agreements and Warrants . . . . .   12
 Index 500 Stock Portfolio  . . . . . . . . . .  5        Investment Restrictions . . . . . . . . . . .   13
 Select Bond Portfolio  . . . . . . . . . . . .  5        Management of the Fund  . . . . . . . . . . .   13
 Money Market Portfolio . . . . . . . . . . . .  6         Portfolio Managers . . . . . . . . . . . . .   13
 Balanced Portfolio . . . . . . . . . . . . . .  7         Investment Advisory Fees and Other Expenses    14
 Growth and Income Stock Portfolio  . . . . . .  8        Capital Stock . . . . . . . . . . . . . . . .   15
 Growth Stock Portfolio . . . . . . . . . . . .  9        Taxes and Dividends . . . . . . . . . . . . .   16
 Aggressive Growth Stock Portfolio  . . . . . .  9        Offering and Redemption of Shares . . . . . .   16
 High Yield Bond Portfolio  . . . . . . . . .   10


SYNOPSIS

    Northwestern Mutual Series Fund, Inc. ("Fund") is an open-end diversified management investment company. The Fund is composed of nine separate portfolios which operate as separate mutual funds. The portfolios are the Index 500 Stock Portfolio, the Select Bond Portfolio, the Money Market Portfolio, the Balanced Portfolio, the Growth and Income Stock Portfolio, the Growth Stock Portfolio, the Aggressive Growth Stock Portfolio, the High Yield Bond Portfolio and the International Equity Portfolio ("Portfolios").

    The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index.

    The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets will be invested primarily in bonds and other debt securities with maturities generally exceeding one year.

    The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The assets of the Money Market Portfolio will be invested in money market instruments and other debt securities with maturities generally not exceeding one year.

    The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including dividends, interest and discount accruals, and capital appreciation. The assets of the Balanced Portfolio will be invested in the stock, bond and money market sectors as described above for the other Portfolios and the mix of investments among the three market sectors will be adjusted continuously.

    The investment objectives of the Growth and Income Stock Portfolio are long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

    The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

    The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

    The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies. High yield fixed income securities are commonly known as "junk bonds".

    The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

    There can be no assurance that the investment objectives of any of the Portfolios will be realized. See "Investment Objectives and Policies", p. 5.

    The Fund issues a separate class of common stock for each Portfolio. Shares of the Fund are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") and its separate investment accounts created (or to be created in the future) pursuant to Wisconsin insurance laws. Shares of each Portfolio are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. See "Offering and Redemption of Shares", p. 16.

    The investment adviser to the Fund is Northwestern Mutual Investment Services, Inc. ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual Life. Northwestern Mutual Life provides personnel and facilities utilized by NMIS in performing its investment advisory functions, and is a party to the investment advisory agreement between NMIS and the Fund. NMIS is paid a monthly investment advisory fee based on the average daily net asset value of each Portfolio. The Fund also pays all interest charges, brokerage commissions, taxes, and extraordinary expenses incurred in connection with the operation of the Fund. Six of the Portfolios bear their own expenses for audit and custodial services. See "Management of the Fund", p. 13.

CONDENSED FINANCIAL INFORMATION

    The following information on financial highlights as it relates to each of the years in the five-year period ended December 31, 1994 has been audited by Price Waterhouse, independent accountants. This information should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge.

        FINANCIAL HIGHLIGHTS
        [For a share outstanding throughout the year)


                                                                                                   Ratio of               Number
                                 Net                           Distri-                    Ratio       Net                   of
                               Realized   Total                butions                     of       Invest-               Shares
             Net                 and       from                from Net    Net           Expenses    ment                  Out-
            Asset      Net    Unrealized  Invest-  Dividends   Realized   Asset            to       Income               Standing,
            Value,   Invest-    Gain       ment    from Net    Gain on    Value,         Average      to      Portfolio   End of
          Beginning   ment    (Loss) on   Opera-  Investment   Invest-     End    Total    Net      Average    Turnover    Year
           of Year   Income  Investments  tions    Income       ments    of Year  Return+ Assets   Net Assets    Rate   (thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Index 500 Stock Portfolio
 *1985 . . $1.07    $.0531    $.1866    $ .2397   $(.0249)   $(.0148)    $1.27    22.94%   0.30%     4.62%     133.24%    4,980
 *1986 . .  1.27     .0472     .1488      .1960    (.0507)    (.1053)     1.31    15.36    0.30      3.51      109.94     5,679
 *1987 . .  1.31     .0426     .0750      .1176    (.0804)    (.3472)     1.00     8.21    0.30      3.24       99.72     9,755
 *1988 . .  1.00     .0396     .0486      .0882    (.0382)     --         1.05     8.83    0.30      3.76      106.31    10,872
 *1989 . .  1.05     .0387     .1472      .1859    (.0437)    (.0722)     1.12    18.29    0.30      3.34      152.13     8,742
  1990 . .  1.12     .0395    (.0812)    (.0417)   (.0383)     --         1.04    (4.23)   0.30      3.70       80.07     9,155
  1991 . .  1.04     .0347     .2685      .3032    (.0332)     --         1.31    29.78    0.30      2.88       40.16    10,753
  1992 . .  1.31     .0340     .0316      .0656    (.0325)    (.0131)     1.33     4.54    0.30      2.61       39.93    13,035
  1993 . .  1.33     .0352     .0947      .1299    (.0325)    (.1374)     1.29     9.90    0.30      2.55       62.69    19,785
  1994 . .  1.29     .0260     .0052      .0208    (.0259)    (.0106)     1.27     1.21    0.24      3.10        5.59   249,684
-----------------------------------------------------------------------------------------------------------------------------------
Select Bond Portfolio
 *1985 . . $1.10    $.1163    $.1268     $.2431   $(.0523)   $(.0008)    $1.29    23.16%   0.30%    10.14%     169.44%    4,968
 *1986 . .  1.29     .1145     .1043      .2188    (.1161)    (.0727)     1.32    18.68    0.30      8.43       58.97     5,775
 *1987 . .  1.32     .1021    (.1043)    (.0022)   (.1998)    (.0480)     1.07    (1.05)   0.30      8.66       91.92     7,679
 *1988 . .  1.07     .0917    (.0010)     .0907    (.0907)     --         1.07     8.22    0.30      8.35      113.31     8,635
 *1989 . .  1.07     .0951     .0499      .1450    (.0899)    (.0151)     1.11    13.83    0.30      8.51      131.41    10,134
  1990 . .  1.11     .0928    (.0107)     .0821    (.0932)    (.0089)     1.09     8.10    0.30      8.50       33.14    11,129
  1991 . .  1.09     .0923     .0900      .1823    (.0918)    (.0005)     1.18    17.32    0.30      8.11       60.88    12,458
  1992 . .  1.18     .0882    (.0045)     .0837    (.0881)    (.0356)     1.14     7.74    0.30      7.52       63.29    13,859
  1993 . .  1.14     .0766     .0540      .1306    (.0775)    (.0431)     1.15    10.81    0.30      6.40       67.69    15,260
  1994 . .  1.15     .0559    (.0847)    (.0288)   (.0562)    (.0049)     1.06    -2.28    0.30      7.02      108.00   149,626
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
 *1985 . . $1.00    $.0785   $(.0014)   $(.0771)  $(.0785)   $(.0003)    $1.00     8.11%   0.30%     7.86%       --%     10,010
 *1986 . .  1.00     .0630     .0010      .0640    (.0630)    (.0009)     1.00     6.73    0.30      6.30        --      10,052
 *1987 . .  1.00     .0645     .0003      .0648    (.0649)    (.0001)     1.00     6.64    0.30      6.46        --      11,801
 *1988 . .  1.00     .0724     .0001      .0725    (.0725)     --         1.00     7.47    0.30      7.24        --      12,960
 *1989 . .  1.00     .0882      --        .0882    (.0882)     --         1.00     9.18    0.30      8.82        --      12,889
  1990 . .  1.00     .0793      --        .0793    (.0793)     --         1.00     8.23    0.30      7.93        --      13,365
  1991 . .  1.00     .0571      --        .0571    (.0571)     --         1.00     5.85    0.30      5.71        --      12,787
  1992 . .  1.00     .0340     .0002      .0342    (.0340)    (.0002)     1.00     3.49    0.30      3.40        --      14,091
  1993 . .  1.00     .0287      --        .0287    (.0287)     --         1.00     2.88    0.30      2.87        --      12,657
  1994 . .  1.00     .0464      --        .0464    (.0464)     --         1.00     4.03    0.30      4.64        --     104,233
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio
 *1985 . . $1.07    $.0758    $.1653     $.2411   $(.0344)   $(.0067)    $1.27    23.12%   0.30%     6.73%      95.15%   10,109
 *1986 . .  1.27     .0720     .1413      .2133    (.0723)    (.0610)     1.35    16.96    0.30      5.26       71.56    12,780
 *1987 . .  1.35     .0681     .0305      .0986    (.1126)    (.1860)     1.15     7.15    0.30      5.06       77.97    28,647
 *1988 . .  1.15     .0694     .0181      .0875    (.0675)     --         1.17     8.08    0.30      5.80       74.51    33,337
 *1989 . .  1.17     .0741     .1108      .1849    (.0777)    (.0372)     1.24    15.66    0.30      5.87      140.55    33,186
  1990 . .  1.24     .0733    (.0515)     .0218    (.0718)     --         1.19     1.53    0.30      6.07       72.89    36,022
  1991 . .  1.19     .0672     .2083      .2755    (.0655)     --         1.40    23.33    0.30      5.11       55.46    40,981
  1992 . .  1.40     .0622     .0086      .0708    (.0607)    (.0201)     1.39     5.61    0.30      4.45       43.28    47,378
  1993 . .  1.39     .0613     .0837      .1450    (.0651)    (.1399)     1.33     9.91    0.30      4.24       70.91    51,955
  1994 . .  1.33     .0404    (.0451)    (.0047)   (.0005)    (.0149)     1.31     0.16    0.30      4.78       42.35 1,315,774
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Stock Portfolio
**1994 . . $1.00    $.0102   $(.0119)   $(.0017)  $(.0101)   $(.0082)    $0.98     0.34%++ 0.78%*    1.93%*     54.18%   65,757
-----------------------------------------------------------------------------------------------------------------------------------
Growth Stock Portfolio
**1994 . . $1.00    $.0133    $.0011     $.0144   $(.0131)   $(.0024)    $1.00     1.55%++ 0.71%*    2.30%*     16.51%   41,908
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Portfolio
 *1990 . . $1.00    $.0050    $.0098     $.0148   $(.0048)    $--        $1.01     1.89%++ 0.07%     0.50%        -- %   10,367
 *1991 . .  1.01     .0092     .5587      .5679    (.0077)    (.0202)     1.55    56.00    0.84      0.69       44.28    34,687
 *1992 . .  1.55     .0057     .0928      .0985    (.0049)    (.0036)     1.64     5.95    0.75      0.39       81.96    78,232
 *1993 . .  1.64     .0008     .3099      .3107    (.0007)    (.0300)     1.92    19.11    0.66      0.05       63.63   102,186
**1994 . .  1.91     .0036     .0859      .0895    (.0005)     --         2.00     4.47++  0.58*     0.29*      21.54   163,628
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
**1994 . . $1.00    $.0567   $(.0310)    $.0257   $(.0562)   $(.0028)    $0.97     3.02%++ 0.73%*    9.40%*    130.78%   36,590
-----------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio
 *1993 . . $1.00    $.0126    $.2294     $.2420   $(.0105)   $(.0015)    $1.23    24.64%++ 0.70%     1.14%       3.62%  113,795
**1994 . .  1.22     .0182    (.0113)     .0069    (.0209)    (.0111)     1.19     0.11++  0.87*     2.28*      10.97   245,609
-----------------------------------------------------------------------------------------------------------------------------------


   *Not covered by current report of independent accountants.
  **For the period of May 3, 1994 (commencement of operations) through December
    31, 1994.
   +Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees.
  ++Reflects total return for the period; not annualized.
   *Computed on an annualized basis.

    For the seven-day period ended on February 28, 1995, the Money Market Portfolio's yield was 5.82% and was equivalent to a compound effective yield of 5.99%. This yield does not reflect charges imposed by Northwestern Mutual Life under variable annuity contracts and variable life insurance policies and, therefore, may be of limited comparative value. An explanation of the calculation of the yield is included in the Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of each Portfolio are described below. The investment objective of a Portfolio may be changed only with the approval of the majority of the Portfolio's shares outstanding. The details of the investment policies of a Portfolio may be changed by the Fund's Board of Directors without a vote of the shareholders. For example, such details include investments in new types of debt instruments which may be devised in the future or which are presently in disuse but may become more prominent in the future and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the Portfolio's present policies.

    There can be no assurance that the objectives of the Portfolios will be realized. Investment in equity securities inherently involves the risks associated with the affairs of each issuer of the securities as well as general market risks. The same is true of investment in debt securities. Debt securities tend to decline in value when interest rates rise; this effect is greater for longer term bonds and relatively minor for short term cash instruments which are about to mature. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Balanced Portfolio may invest too much or too little of its assets in each type of security at any particular time. Investment in the International Portfolio involves an array of special risk considerations. Some of these are briefly described below. A longer description is included in the Statement of Additional Information.

Index 500 Stock Portfolio

    The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index in proportion to their weighting in the index.

    The S&P 500 Index is composed of 500 common stocks representing more than 70% of the total market value of all publicly-traded common stocks. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are
trademarks of McGraw-Hill, Inc. and have been licensed for use by Northwestern Mutual Life. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

    The Index 500 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500 Index.

    The Index 500 Stock Portfolio's ability to match the performance of the S&P 500 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects. A portion of the assets may at times be invested in investment grade debt securities, short term commercial paper and United States Treasury obligations, as well as option contracts, stock index futures contracts, and repurchase agreements. See "Financial Futures Contracts", p. 12 and "Repurchase Agreements and Warrants", p. 12.

Select Bond Portfolio

    The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders' capital.

    The Select Bond Portfolio's assets will be invested in the following types of securities:

    1. publicly offered straight debt securities having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB);

    2. obligations of or guaranteed by the United States Government or its agencies;

    3. obligations (payable in U.S. dollars) of or guaranteed by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the three highest grades as determined by Moody's Investors Service, Inc. or Standard & Poor's Corporation and do not exceed 10% of the Portfolio's total assets;


    4. publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the two highest grades as determined by Fitch's Investor's Service, Inc. (AAA or AA), and certificates of deposit of such banks or bank holding companies;

    5. commercial paper having a rating within the two highest investment grades, as determined by Moody's Investors Service, Inc. (P-1 or P-2) or Standard & Poor's Corporation (A-1 or A-2);


    6. straight debt securities acquired directly from the issuers in private placement transactions, which securities, in the judgment of the Fund's Board of Directors, are of investment quality comparable to publicly offered straight debt securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation, or better;

    7.   cash or cash equivalents; and

    8. preferred stocks and obligations not described above, including convertible securities, securities carrying warrants to purchase equity securities and securities acquired directly from the issuers in private placement transactions other than those securities described above.

    A description of the ratings provided by Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch's Investor's Service, Inc. is included in the Statement of Additional Information.

    The Select Bond Portfolio will not invest in common stocks directly, but may retain up to 10% of its total assets in common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

    At least 70% of the Select Bond Portfolio's total assets will normally be invested in bonds and debentures which have maturities of at least one year. However, during periods of particular volatility or when an unusual decline in the value of long-term obligations is anticipated, for temporary defensive purposes the Select Bond Portfolio may place a larger portion of its assets in cash and short-term obligations. During such periods the Select Bond Portfolio's holdings of short-term obligations and equity securities may temporarily exceed an aggregate total of 30% of the Select Bond Portfolio's total assets.

    The Select Bond Portfolio invests in obligations of a number of U.S. Government agencies. Obligations of some agencies are supported by the full faith and credit of the U.S. Treasury, others are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial support to any agency if it is not obligated to do so by law. The Select Bond Portfolio will invest in the securities of a particular agency only when the investment adviser is satisfied that the credit risk with respect to such agency is minimal.

    The Select Bond Portfolio may also invest in interest rate futures contracts and repurchase agreements. See "Financial Futures Contracts", p. 12 and "Repurchase Agreements and Warrants", p. 12.

 Money Market Portfolio

    The investment objective of the Money Market Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

    The assets of the Money Market Portfolio will be invested in money market instruments and other debt securities with maturities generally not exceeding one year. Such instruments may include the following:

    1. U.S. Treasury Bills and other obligations of or guaranteed by the U.S. Government or its agencies;

    2. obligations of or guaranteed by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations do not exceed 10% of the Money Market Portfolio's total assets;

    3. obligations (including certificates of deposit, time deposits, or bankers' acceptances) of U.S. or Canadian chartered banks having total assets in excess of $1,000,000,000, U.S. branches of foreign banks where said foreign banks have total assets in excess of $10,000,000,000, and U.S. savings and loan associations having total assets in excess of $1,000,000,000, and Eurodollar certificates of deposit issued by foreign branches of U.S. banks where said banks have total assets in excess of $1,000,000,000 (see "Eurodollar Certificates of Deposit");

    4. commercial paper, including variable amount master notes, having a rating at the time of purchase within the two highest grades as determined by Moody's Investors Service, Inc. (P-1 or P-2) or Standard & Poor's Corporation (A-1 or A-2), or commercial paper or notes issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the three highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, or A) or Standard & Poor's Corporation (AAA, AA or A); and

    5. publicly traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

    A glossary of the following terms is included in the Statement of Additional Information: certificates of deposit, Eurodollar certificates of deposit, time deposits, bankers' acceptances, variable amount master notes and commercial paper. A description of the ratings provided by Moody's Investors Service, Inc. and Standard & Poor's Corporation is also included in the Statement of Additional Information.

    The Money Market Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends. The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio's yield depending upon management's ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature within a year except for securities which are subject to repurchase agreements. Accordingly, the level of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases will not adversely affect the Portfolio's net asset value or net income.

    U.S. Government and agency obligations held by the Money Market Portfolio consist primarily of discounted or interest-bearing notes with average maturities of ninety days or less. The Money Market Portfolio invests most frequently in obligations of the following agencies of the U.S. Government:
Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Obligations of some agencies are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, others, such as those of the Federal National Mortgage Association, a private corporation, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the agency. No assurance can be given that the U.S. Government would provide financial support to any agency if it is not obligated to do so by law. The Money Market Portfolio will invest in the securities of a particular agency only when the investment adviser is satisfied that the credit risk with respect to such agency is minimal.

    The Money Market Portfolio may also invest in repurchase agreements. See "Repurchase Agreements and Warrants", p. 12.

Balanced Portfolio

    The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. Total rate of return consists of current income including dividends, interest and discount accruals and appreciation.

    The assets of the Balanced Portfolio will be invested in the following three market sectors:

    1. Common stock and other equity securities including the securities in which the Index 500 Stock Portfolio invests.

    2. Bonds and other debt securities with maturities generally exceeding one year including the securities in which the Select Bond Portfolio invests.

    3. Money market instruments and other debt securities with maturities generally not exceeding one year including the securities in which the Money Market Portfolio invests.

    The Balanced Portfolio will continuously adjust the mix of investments among the three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing financial markets and economic conditions. Not more than 75% of the Balanced Portfolio's net assets may be invested in either the stock sector or the bond sector. Up to 100% of the Balanced Portfolio's net assets may be invested in money market instruments. No minimum percentage has been established for any of the sectors. Major changes in investment mix may occur several times within a year or over several years depending upon market and economic conditions. The Balanced Portfolio's investment objective is supplemented by investment objectives and policies for the stock, bond and money market sectors. These are presently substantially identical to those which have been established for the Index 500 Stock, Select Bond and Money Market Portfolios.

Growth and Income Stock Portfolio

    The investment objectives of the Growth and Income Stock Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives consistent with reasonable investment risk. Ordinarily, the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, nondividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in American Depositary Receipts (ADRs).

    The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the large- and medium-sized companies primarily included in the S&P 500 Index. The Portfolio is designed for investors who want an actively managed equity portfolio of selected equity securities that seeks to outperform the total return of the S&P 500 Index. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the manager of the Portfolio will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500 Index, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

    The Portfolio does not seek to achieve its objective with any individual investment security, but rather it aims to manage all of its assets in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The manager of the Portfolio may under- or over-weight selected economic sectors against the sector weightings of the S&P 500 Index to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500 Index. In selecting securities, the manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

    During ordinary market conditions, the Portfolio will be as fully invested as practicable in the equity securities described above. The Portfolio may enter into firm commitment agreements, purchase securities on a "when-issued" basis, and invest in various foreign securities if U.S. exchange-listed. The Portfolio may also invest in money market instruments, including U.S. Government securities, short term bank obligations that are rated in the highest two rating categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, are determined to be of equal quality by the manager of the Portfolio, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's Investors

Service, Inc. or Standard & Poor's Corporation, or if unrated, are determined to be of equal quality by the manager of the Portfolio. A description of these ratings is included in the Statement of Additional Information. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

    Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or, if not so rated, will be of comparable quality as determined by the manager of the Portfolio. A description of these ratings is included in the Statement of Additional Information. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

    In pursuing its investment objective, the Portfolio may engage in the purchase and writing of put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree of risk than those inherent in more conservative investment approaches. See "Financial Futures Contracts", p. 12 and the Statement of Additional Information for a description of these techniques and their attendant risks.

Growth Stock Portfolio

    The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

    The Growth Stock Portfolio invests primarily in common stocks of well-established companies, with emphasis placed on high quality companies with strong financial characteristics. The investment process is initiated with a fundamental economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position, and financial characteristics are important variables used in the analysis.

    The market capitalization of companies the Portfolio may invest in is not limited by size, but the Portfolio will generally invest in large- and medium-sized companies. The aim of the Portfolio is to seek to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies, while emphasizing high quality investments.

    The Portfolio may invest in any of the securities in which the Growth and Income Stock Portfolio or the Aggressive Growth Stock Portfolio may invest, including, but not limited to, preferred stock, convertible bonds, short-term commercial paper, and covered call options.

    Portfolios emphasizing growth-oriented investments may experience above average price volatility. An investment in the Growth Stock Portfolio can present more risk than an investment in the Index 500 Stock Portfolio. The Growth Stock Portfolio is designed for long-term investors seeking capital appreciation.

Aggressive Growth Stock Portfolio

    The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

    The assets of the Aggressive Growth Stock Portfolio will be invested primarily in common stocks and other equity securities such as preferred stocks and debt securities with conversion privileges or warrants. From time to time assets may be invested in investment grade debt securities, short-term commercial paper and United States Treasury obligations, or temporarily held in cash uninvested for periods when the manager determines that economic conditions call for such action. The Aggressive Growth Stock Portfolio may also invest in covered call option contracts, stock index futures contracts, including indexes on specific industries, repurchase agreements and warrants. See "Financial Futures Contracts", p. 12 and "Repurchase Agreements and Warrants", p. 12. A description of covered call options is included in the Statement of Additional Information. Because the Aggressive Growth Stock Portfolio will, for the most part, be investing in stocks which possess substantial price volatility, an investment in the Aggressive Growth Stock Portfolio will present more risk than an investment in the Growth Stock Portfolio.

High Yield Bond Portfolio

    The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation.

    The High Yield Bond Portfolio seeks to achieve its objective by investing primarily in a diversified selection of fixed income securities rated Ba1 or lower by Moody's Investors Service, Inc. or BB+ or lower by Standard & Poor's Corporation. A description of the ratings provided by the major rating agencies is included in the Statement of Additional Information. The Portfolio may also invest in nonrated securities.

    The securities in which the High Yield Bond Portfolio will invest are considered speculative and are sometimes known as "junk bonds". These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not so strong as that of other issuers. High yield fixed income securities usually present greater risk of loss of income and principal than higher rated securities. Investors in these securities should carefully consider these risks and should understand that high yield fixed income securities are not appropriate for short-term investment purposes.

    The primary investment strategy of the High Yield Bond Portfolio is to invest in industries or individual companies which have stable or improving fundamental financial characteristics. The success of this strategy depends on the manager's analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities for the High Yield Bond Portfolio the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager's evaluation of credit and market risk in relationship to the expected rate of return.

    The risk that the issuer of a fixed income security may fail to pay principal and interest when due is referred to as "credit risk". Price volatility caused by such factors as interest rate fluctuation, market perceptions of an issuer's creditworthiness and general liquidity in the financial market is "market risk". The value of the securities held by the High Yield Bond Portfolio will be directly affected by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. The manager of the Portfolio seeks to reduce volatility through careful evaluation of credit risk and market risk and diversification of the Portfolio's investments.

    The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the High Yield Bond Portfolio could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated securities therefore may be less than the prices used in calculating the Portfolio's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by the Fund's Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Directors' judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

     In addition to notes and bonds, the High Yield Bond Portfolio may invest in preferred stocks and convertible securities, including warrants or other equity securities issued as part of a fixed income offering. The Portfolio may purchase put and call options, on individual securities as well as indexes, and may write covered call and secured put options. A description of put and call options is included in the Statement of Additional Information. The Portfolio may invest available temporary cash in short- term obligations, including those in which the Money Market Portfolio may invest. The Portfolio may invest more substantially in such short- term obligations or in investment grade securities (rated Baa3 or higher by Moody's Investors Service, Inc. or BBB- or higher by Standard & Poor's Corporation) when market conditions warrant a more defensive investment posture.

    The High Yield Bond Portfolio may invest in foreign securities consistent with its investment objective. Some of the risks associated with investments in foreign securities are briefly set forth in the description of the International Equity Portfolio below. Such investments may be in United States currency denominated debt issues or in debt securities in the currency of other nations. The Portfolio may, but will not necessarily, attempt to hedge its exposures by engaging in transactions in foreign currency futures contracts. For a discussion of the risks involved in these contracts see "Financial Futures Contracts", p. 12.

International Equity Portfolio

    The International Equity Portfolio seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. In pursuit of its investment objective, the Portfolio will invest at least 65% of its assets in securities of issuers in at least three countries outside the United States. Any income realized will be incidental. Although the Portfolio generally invests in common stocks, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Moody's Investors Service, Inc. or Standard & Poor's Corporation or which are unrated by any rating agency. See Appendix in the Statement of Additional Information for a description of the ratings presented by Moody's Investors Service, Inc. and Standard & Poor's Corporation.

    For temporary defensive purposes, the Portfolio may invest without limit in commercial paper, certificates of deposit, bank time deposits in the currency of any nation, bankers acceptances, U.S. Government securities, corporate debt obligations, and repurchase agreements with respect to these securities.

    The International Equity Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Portfolio's total assets. See "Financial Futures Contracts", p. 12.

    The International Equity Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. An investor should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including withholding taxes) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities or issuers in those nations. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investments in developed countries.

    In many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. It may be more difficult to obtain or enforce judgments obtained against foreign entities. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage costs than domestic securities transactions. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. The International Equity Portfolio may invest in Eastern Europe. This involves special risks that are described in the Statement of Additional Information.

FINANCIAL FUTURES CONTRACTS

    Each of the Portfolios (except the Select Bond, High Yield Bond and Money Market Portfolios) may enter into stock index futures contracts, including indexes on specific securities, as a hedge against changes in the market values of common stocks. The Select Bond, High Yield Bond, Balanced and International Equity Portfolios may enter into interest rate futures contracts as a hedge against changes in prevailing levels of interest rates. In both cases, the purpose is to establish more definitely the effective return on securities held or intended to be acquired by the Portfolios. The Portfolios' hedging may include sales of futures as an offset against the effect of expected decreases in stock values or increases in interest rates, and purchases of futures as an offset against the effect of expected increases in stock values or decreases in interest rates.

    A Portfolio will not enter into a futures contract if, as a result thereof,
(i) the aggregate market value of all open futures positions would exceed one-third of the Portfolio's total assets or (ii) the sum of the initial margin deposits of all open futures positions (other than an offsetting transaction) would be more than 5% of the Portfolio's total assets. More than 5% of the Portfolio's total assets may be committed to the aggregate of initial and variation margin payments however. Furthermore, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account for the Portfolio with the Fund's custodian.

    Financial futures prices are volatile and difficult to forecast and the correlation between changes in prices of futures contracts and the securities being hedged can be only approximate. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock market or interest rate trends.

    Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. A relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

    A description of financial futures contracts is included in the Statement of Additional Information.

EURODOLLAR CERTIFICATES OF DEPOSIT

    The Money Market, Balanced, Growth and Income Stock, Growth Stock and High Yield Bond Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Fund were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

REPURCHASE AGREEMENTS AND WARRANTS

    Certain securities of each Portfolio may be subject to repurchase agreements. Each of the Portfolios (except the Select Bond and Money Market Portfolios) may also invest in warrants. A description of repurchase agreements and warrants is included in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

    The significant investment restrictions common to all the Portfolios are described below. The investment restrictions of a Portfolio may be changed only with the approval of the majority of the Portfolio's shares outstanding. These investment restrictions provide that each Portfolio will not:

    1. Acquire more than 25% of any class of equity securities of any one issuer.

    2. With respect to at least 75% of the value of the total assets of the Portfolio, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), or invest in more than 10% of the outstanding voting securities of any one issuer.

    3. Purchase the securities of any other investment company, except in open-market transactions involving no commission or profit to a dealer (other than the customary broker's commission) or in connection with mergers, consolidations or acquisitions of assets, in amounts not exceeding 10% of the total assets of the Portfolio.

    4. Invest more than 15% of the value of the total assets of the Portfolio in securities which are restricted as to disposition under federal securities laws and in other illiquid assets. For the Money Market Portfolio the limit is 10%.

    5. Invest more than 25% of the value of the total assets of the Portfolio in securities of issuers in any one industry except for investments by the Money Market Portfolio and the Balanced Portfolio in U.S. Treasury Bills, other obligations of or guaranteed by the U.S. Government or its agencies, certificates of deposit or bankers' acceptances.

    6. Make loans aggregating more than 10% of the total assets of the Portfolio at any one time, provided that neither the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, nor the purchase of short-term debt securities, is to be considered as a loan.

    Additional investment restrictions are included in the Statement of Additional Information.

MANAGEMENT OF THE FUND

    The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The Fund's investment adviser is NMIS, a wholly-owned subsidiary of Northwestern Mutual Life. NMIS' address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS has served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual Life, subject to the supervision and control of the boards of directors of the funds, since their incorporation. NMIS provides investment advice and recommendations regarding the purchase and sale of securities for the Fund's Portfolios.

    Northwestern Mutual Life employs a full staff of investment personnel to manage its investment assets. Northwestern Mutual Life's personnel and related facilities are utilized by NMIS in performing its investment advisory functions.

    J. P. Morgan Investment Management, Inc. ("J. P. Morgan Investment"), a Delaware corporation with principal offices at 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J. P. Morgan & Co., is the sub-adviser for the Growth and Income Stock Portfolio. Templeton Investment Counsel, Inc. ("Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the sub-adviser for the International Equity Portfolio. Each of the sub-advisers has been retained by Northwestern Mutual Life and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Portfolio, subject to the general control of the Board of Directors of the Fund.

PORTFOLIO MANAGERS

    Mark G. Doll, Senior Vice President and Treasurer of Northwestern Mutual Life, joined Northwestern Mutual Life in 1972 and hold B.A. and M.B.A. degrees from the University of Wisconsin-Milwaukee. He is a Chartered

Financial Analyst. Mr. Doll is responsible for the publicly traded investments of Northwestern Mutual Life and for investment management of the Balanced Portfolio.

    Patricia L. Van Kampen, Vice President of Common Stocks of Northwestern Mutual Life, joined Northwestern Mutual Life in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette University, and is a Chartered Financial Analyst. Ms. Van Kampen is responsible for all common stock investments of Northwestern Mutual Life, and for investment management of the Balanced Portfolio.

    William R. Walker, Director of Common Stocks of Northwestern Mutual Life, joined Northwestern Mutual Life in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. Mr. Walker is a Chartered Financial Analyst, and holds a B.S. degree from Marquette University and an M.B.A. from Miami of Ohio. He has primary responsibility for the management of the Aggressive Growth Stock Portfolio, as well as the small company portfolio of Northwestern Mutual Life.

    Julie M. Van Cleave, Director of Common Stocks of Northwestern Mutual Life, joined Northwestern Mutual Life in 1984 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Madison. Ms. Van Cleave is a Chartered Financial Analyst and has primary responsibility for the Growth Stock Portfolio and the large company portfolio of Northwestern Mutual Life.

    Steven P. Swanson, Vice President-Securities of Northwestern Mutual Life, joined Northwestern Mutual Life in 1981. He received a B.A. degree from Lawrence University and an M.B.A. from the University of Michigan. Mr. Swanson is responsible for the High Yield Bond Portfolio and also manages the high yield bond portfolio of Northwestern Mutual Life.

    Timothy Doubek, Associate Director-Public Fixed Income of Northwestern Mutual Life, joined Northwestern Mutual Life in 1987. He received a B.A. degree from the University of Wisconsin-Milwaukee and an M.B.A. from the University of Michigan. Mr. Doubek is a Chartered Financial Analyst and has primary investment responsibility for the Select Bond Portfolio, the fixed-income securities of the Balanced Portfolio and various portfolios of Northwestern Mutual Life.

    Lisa J. Waller, Vice President of J.P. Morgan Investment, joined J.P. Morgan in 1982. She holds undergraduate and graduate degrees from the University of Wisconsin-Madison. Ms. Waller is a Chartered Financial Analyst. She has primary responsibility for the Growth and Income Stock Portfolio, and also manages several pension fund and mutual fund accounts.

    James E. Chaney, Senior Vice President, Equity Research and Portfolio Management of Templeton Counsel, joined Templeton Counsel in 1991. Prior to this, Mr. Chaney worked for GE Investments, where he was Vice President of International Equities. Mr. Chaney received a B.S. degree in Engineering from the University of Massachusetts, an M.S. in Engineering from Northwestern University, and an M.B.A. from Columbia University. He has primary responsibility for the International Equity Portfolio, and manages several other mutual funds and separate accounts. Mr. Chaney also has various research responsibilities at Templeton Counsel.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES

    Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on the aggregate average daily net asset values of the Portfolio. For the Index 500 Stock Portfolio the rate is .20%, and for the Select Bond, Money Market and Balanced Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:


Portfolio                       First $50 Million          Next $50 Million                Excess
---------                       -----------------          ----------------                ------
Growth and Income Stock               .70%                       .60%                       .55%
Growth Stock                          .60%                       .50%                       .40%
Aggressive Growth Stock               .80%                       .65%                       .50%
High Yield Bond                       .60%                       .50%                       .40%
International Equity                  .85%                       .65%                       .65%

    Of the amounts received by NMIS from the Fund, the sub-adviser for the Growth and Income Stock Portfolio will be paid by NMIS at the annual rate of
 .45% on the first $100 million of the Portfolio's assets, .40% on the next $100 million, .35% on the next $200 million and .30% on assets in excess of $400 million. For the International Equity Portfolio the sub-adviser will be paid by NMIS at the annual rate of .50% of the Portfolio's assets, reduced to .40% on assets in excess of $100 million.

    The following table shows the annual expenses for each of the Portfolios, as a percentage of the average net assets of the Portfolio, based on 1994 operations for the Portfolios and their predecessors:


Portfolio                    Investment Advisory Fee        Other Expenses             Total Expenses
---------                    -----------------------        --------------             --------------
Index 500 Stock                       .20%                       .04%                       .24%
Select Bond                           .30%                       .00%                       .30%
Money Market                          .30%                       .00%                       .30%
Balanced                              .30%                       .00%                       .30%
Growth and Income Stock               .69%                       .09%                       .78%
Growth Stock                          .60%                       .11%                       .71%
Aggressive Growth Stock               .56%                       .02%                       .58%
High Yield Bond                       .60%                       .13%                       .73%
International Equity                  .69%                       .18%                       .87%

CAPITAL STOCK

    The Fund was incorporated in Maryland on December 22, 1983.

    The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

    All of the outstanding shares of each Portfolio are owned of record by Northwestern Mutual Life. Shares of each Portfolio are presently being offered only to Northwestern Mutual Life and its separate investment accounts used for
variable annuity contracts and variable life insurance policies.   The shares
held in connection with certain of the separate investment accounts are voted by Northwestern Mutual Life in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual Life as general assets are voted by Northwestern Mutual Life in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual Life to vote the Fund shares in its own discretion, it may elect to do so.

    As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board of Directors of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual Life has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

    There are no material pending legal proceedings to which the Fund is a party.

TAXES AND DIVIDENDS

    Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

    Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Index 500 Stock, Select Bond, Balanced, Growth and Income Stock, Growth Stock, Aggressive Growth Stock, High Yield Bond and International Equity Portfolios annually, and for the Money Market Portfolio on each business day.

    Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

    1. all dividends, interest income and discount earned by the Portfolio (including original issue and market discount) and

    2.   net short-term capital gain less

    3.   all expenses of the Portfolio.

OFFERING AND REDEMPTION OF SHARES

    Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or "sales load" or any redemption charge. The redemption price may be more or less than the shareholder's cost.

    Equity securities listed on a stock exchange are valued at the closing sale price or, if no sale took place, the closing bid price. Stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange. Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by the Merrill Lynch Bond Pricing Service. Money market instruments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of 60 days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. All other assets are valued at their fair value as determined in good faith by the Directors. Net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Portfolios will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

    A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.



16